Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q10

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Summary	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
90+ Days	34
30-89 Days	35
Allowance for Credit Losses
Total Citigroup	36
Consumer and Corporate	37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43 - 46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

								2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q		2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010		(Decrease)	2009	2010	(Decrease)

Total Managed Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071		(33)%	$60,068	$47,492	(21)%
Total Managed Net Credit Losses (1)	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962		(31)%	$21,300	$16,346	(23)%

Total Revenues, Net of Interest Expense	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071		(26)%	$54,490	$47,492	(13)%
Total Operating Expenses	11,685	11,999	11,824	12,314	11,518	11,866		(1)%	23,684	23,384	(1)%
Net Credit Losses	7,282	8,355	7,969	7,135	8,384	7,962		(5)%	15,637	16,346	5%
Credit Reserve Build / (Release)	2,633	3,878	802	706	(18)	(1,439)		NM	6,511	(1,457)	NM
Provision for Unfunded Lending Commitments	60	135	—	49	(35)	(71)		NM	195	(106)	NM
Provision for Benefits & Claims	332	308	324	294	287	213		(31)%	640	500	(22)%
Provision for Credit Losses and for Benefits and Claims	10,307	12,676	9,095	8,184	8,618	6,665		(47)%	22,983	15,283	(34)%
Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540		(33)%	7,823	8,825	13%
Income Taxes (benefits)	835	907	(1,122)	(7,353)	1,036	812		(10)%	1,742	1,848	6%
Income (Loss) from Continuing Operations	$1,694	$4,387	$593	$(7,740)	$4,249	$2,728		(38)%	$6,081	$6,977	15%
Income (Loss) from Discontinued Operations, net of Taxes	(117)	(142)	(418)	232	211	(3)		98%	(259)	208	NM
Net Income (Loss) before Attribution of Noncontrolling Interests	1,577	4,245	175	(7,508)	4,460	2,725		(36)%	5,822	7,185	23%
Net Income (Loss) Attributable to Noncontrolling Interests	(16)	(34)	74	71	32	28		NM	(50)	60	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697		(37)%	$5,872	$7,125	21%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (2)	$(0.16)	$0.51	$(0.23)	$(0.34)	$0.14	$0.09		(82)%	$0.36	$0.23	(36)%
Citigroup’s Net Income (Loss) (2)	$(0.18)	$0.49	$(0.27)	$(0.33)	$0.15	$0.09		(82)%	$0.31	$0.24	(23)%
Shares (in millions):
Average Basic	5,385.0	5,399.5	12,104.3	23,384.4	28,444.3	28,849.4		NM	5,392.3	28,646.9	NM
Average Diluted	5,953.3	5,967.8	12,216.0	24,260.0	29,333.5	29,752.6		NM	5,960.6	29,543.1	NM
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2	28,975.4		NM

Preferred Dividends - Basic (in millions)	$1,274	$1,549	$288	$—	$—	$—			$2,823	$—
Preferred Dividends - Diluted (in millions)	$1,004	$1,279	$288	$—	$—	$—			$2,283	$—

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations (2)	$(849)	$2,872	$(2,824)	$(7,998)	$4,217	$2,700		(6)%	$2,023	$6,917	NM
Citigroup’s Net Income (Loss) (2)	$(966)	$2,730	$(3,242)	$(7,766)	$4,428	$2,697		(1)%	$1,764	$7,125	NM

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations (2)	$(579)	$3,142	$(2,824)	$(7,998)	$4,217	$2,700		(14)%	$2,563	$6,917	NM
Citigroup’s Net Income (Loss) (2)	$(696)	$3,000	$(3,242)	$(7,766)	$4,428	$2,697		(10)%	$2,304	$7,125	NM

Financial Ratios:
Tier 1 Capital Ratio	11.92%	12.74%	12.76%	11.67%	11.28%	12.0	%*
Total Capital Ratio	15.61%	16.62%	16.58%	15.25%	14.88%	15.6	%*
Leverage Ratio	6.60%	6.90%	6.85%	6.87%	6.16%	6.3	%*
Return on Common Equity	(5.6)%	14.8%	(12.2)%	(21.6)%	12.0%	7.0	%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$1,822.6	$1,848.5	$1,888.6	$1,856.6	$2,002.2	$1,937.7	*	5%
Total Deposits	762.7	804.7	832.6	835.9	827.9	814.0	*	1%
Citigroup’s Stockholders’ Equity	143.9	152.3	140.8	152.7	151.4	154.8	*	2%
Equity and Trust Securities	168.6	176.5	175.4	172.0	173.1	175.0	*	(1)%
Book Value Per Share	$12.64	$14.16	$6.15	$5.35	$5.28	$5.33	*	(62)%
Tangible Book Value Per Share (3)	$5.61	$7.26	$4.47	$4.15	$4.09	$4.19	*	(42)%
Direct Staff (in thousands)	309	279	276	265	263	259		(7)%

(1)

As previously disclosed, effective January 1, 2010, Citigroup adopted SFAS No. 166, Accounting for Transfers of Financial Assets, an amendment of FASB Statement No. 140 (SFAS 166) and SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. For comparison purposes throughout this supplement, as applicable, prior period revenues, net credit losses, provisions for credit losses and for benefits and claims, and loans (and all related delinquencies and ratios) are presented on a managed basis. Managed presentations were applicable only to Citigroup’s North America branded and retail partner card operations in North America Regional Consumer Banking and Citi Holdings Local Consumer Lending. Prior to January 1, 2010, managed-basis presentations were non-GAAP financial measures. Managed presentations included results from both the on-balance sheet loans and off-balance sheet loans, and excluded the impact of card securitization activity. Managed presentations assumed that securitized loans had not been sold and presented the results of the securitized loans in the same manner as Citigroup’s owned loans. See pages 43 - 46 for reconciliations of managed measures (prior to January 1, 2010) to their most comparable GAAP measure.

(2)

The Diluted EPS calculation for the first, third and fourth quarters in 2009, utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(3)	Tangible Book Value Per Share is a non-GAAP financial measure. See page 46 for a reconciliation of this measure to its most comparable GAAP measure.

*	Preliminary
NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Revenues
Interest revenue	$20,583	$19,671	$18,678	$17,703	$20,852	$20,418	4%	$40,254	$41,270	3%
Interest expense	7,657	6,842	6,680	6,542	6,291	6,379	(7)%	14,499	12,670	(13)%
Net interest revenue	12,926	12,829	11,998	11,161	14,561	14,039	9%	25,755	28,600	11%

Commissions and fees (1)	3,984	4,084	3,698	3,719	3,645	3,229	(21)%	8,068	6,874	(15)%
Principal transactions (1)	3,913	1,788	1,343	(1,110)	4,153	2,217	24%	5,701	6,370	12%
Administrative and other fiduciary fees	1,606	1,472	1,085	1,032	1,022	910	(38)%	3,078	1,932	(37)%
Realized gains (losses) on investments	9	(160)	(285)	(474)	31	69	NM	(151)	100	NM
Insurance premiums	755	745	763	757	748	636	(15)%	1,500	1,384	(8)%
Other revenue (1) (2)	1,328	9,211	1,788	(9,680)	1,261	971	(89)%	10,539	2,232	(79)%
Total non-interest revenues	11,595	17,140	8,392	(5,756)	10,860	8,032	(53)%	28,735	18,892	(34)%
Total revenues, net of interest expense	24,521	29,969	20,390	5,405	25,421	22,071	(26)%	54,490	47,492	(13)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses (NCLs)	7,282	8,355	7,969	7,135	8,384	7,962	(5)%	15,637	16,346	5%
Net build / (Release)	2,633	3,878	802	706	(18)	(1,439)	NM	6,511	(1,457)	NM
Provision for loan losses	9,915	12,233	8,771	7,841	8,366	6,523	(47)%	22,148	14,889	(33)%
Policyholder benefits and claims	332	308	324	294	287	213	(31)%	640	500	(22)%
Provision for unfunded lending commitments	60	135	—	49	(35)	(71)	NM	195	(106)	NM
Total provisions for credit losses and for benefits and claims	10,307	12,676	9,095	8,184	8,618	6,665	(47)%	22,983	15,283	(34)%

Operating Expenses
Compensation and benefits	6,235	6,359	6,136	6,257	6,162	5,961	(6)%	12,594	12,123	(4)%
Premises and Equipment	1,083	1,091	1,035	1,130	965	936	(14)%	2,174	1,901	(13)%
Technology / communication expense	1,142	1,154	1,114	1,163	1,064	1,083	(6)%	2,296	2,147	(6)%
Advertising and marketing expense	334	351	317	413	302	367	5%	685	669	(2)%
Restructuring-related items	(13)	(32)	(34)	(34)	(3)	—	100%	(45)	(3)	93%
Other operating	2,904	3,076	3,256	3,385	3,028	3,519	14%	5,980	6,547	9%
Total operating expenses	11,685	11,999	11,824	12,314	11,518	11,866	(1)%	23,684	23,384	(1)%

Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	(33)%	7,823	8,825	13%
Provision (benefits) for income taxes	835	907	(1,122)	(7,353)	1,036	812	(10)%	1,742	1,848	6%

Income (Loss) from Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	(38)%	6,081	6,977	15%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(152)	(279)	(204)	(18)	(5)	(3)		(431)	(8)
Gain (Loss) on Sale	(12)	14	—	100	94	—		2	94
Provision (benefits) for income taxes	(47)	(123)	214	(150)	(122)	—		(170)	(122)
Income (Loss) from Discontinued Operations, net	(117)	(142)	(418)	232	211	(3)	98%	(259)	208	NM
Net Income (Loss) before attribution of Minority Interests	1,577	4,245	175	(7,508)	4,460	2,725	(36)%	5,822	7,185	23%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	(34)	74	71	32	28	NM	(50)	60	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	(37)%	$5,872	$7,125	21%

(1)

Beginning in the second quarter of 2010, for clarity purposes, Citigroup has reclassified the MSR mark-to-market and MSR hedging activities from multiple income statement lines together into Other Revenue. All periods presented reflect this reclassification.

(2)

Other revenue for the second quarter of 2009 includes $11.1 billion ($6.7 billion after-tax) related to the sale of Smith Barney and establishment of the Joint Venture with Morgan Stanley. Other revenue for the fourth quarter of 2009 includes $10.1 billion loss ($6.2 billion after-tax) related to Citigroup’s debt extinguishment in connection with the repayment of TARP and exit from the U.S. government Loss-Sharing Agreement.

(3)	Discontinued Operations includes:
a) The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
b) The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.
c) The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

							June 30, 2010
							vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	December 31, 2009
	2009	2009	2009	2009	2010	2010 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,063	$26,915	$26,482	$25,472	$25,678	$24,709	(3)%
Deposits with banks	159,503	182,577	217,730	167,414	163,525	160,780	(4)%
Fed funds sold and securities borr’d or purch under agree. to resell	179,603	179,503	197,357	222,022	234,348	230,784	4%
Brokerage receivables	43,329	34,598	34,667	33,634	34,001	36,872	10%
Trading account assets	335,222	325,037	340,697	342,773	345,783	309,412	(10)%
Investments
Available-for-sale and non-marketable equity securities	178,046	207,135	206,074	254,592	270,385	285,783	12%
Held-to-maturity	60,760	59,622	55,816	51,527	46,348	31,283	(39)%
Total Investments	238,806	266,757	261,890	306,119	316,733	317,066	4%
Loans, net of unearned income
Consumer	453,963	447,652	441,491	424,057	531,469	505,446	19%
Corporate	203,329	194,038	180,720	167,447	190,335	186,720	12%
Loans, net of unearned income	657,292	641,690	622,211	591,504	721,804	692,166	17%
Allowance for loan losses	(31,703)	(35,940)	(36,416)	(36,033)	(48,746)	(46,197)	28%
Total loans, net	625,589	605,750	585,795	555,471	673,058	645,969	16%
Goodwill	26,410	25,578	25,423	25,392	25,662	25,201	(1)%
Intangible assets (other than MSR’s)	13,612	10,098	8,957	8,714	8,277	7,868	(10)%
Mortgage servicing rights (MSR’s)	5,481	6,770	6,228	6,530	6,439	4,894	(25)%
Other assets	163,960	165,538	159,769	163,105	168,709	174,101	7%
Assets related to discontinued operations held for sale	—	19,412	23,604	—	—	—	—
Total assets	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$78,008	$77,180	$77,460	$71,325	$66,796	$59,225	(17)%
Interest-bearing deposits in U.S. offices	219,910	234,250	244,856	232,093	230,919	241,820	4%
Total U.S. Deposits	297,918	311,430	322,316	303,418	297,715	301,045	(1)%
Non-interest-bearing deposits in offices outside the U.S.	36,602	40,389	40,606	44,904	45,471	46,322	3%
Interest-bearing deposits in offices outside the U.S.	428,176	452,917	469,681	487,581	484,728	466,584	(4)%
Total International Deposits	464,778	493,306	510,287	532,485	530,199	512,906	(4)%
Total deposits	762,696	804,736	832,603	835,903	827,914	813,951	(3)%
Fed funds purch and securities loaned or sold under agree. to repurch.	184,803	172,016	178,159	154,281	207,911	196,112	27%
Brokerage payables	58,950	52,696	57,672	60,846	55,041	54,774	(10)%
Trading account liabilities	128,671	117,512	130,540	137,512	142,748	131,001	(5)%
Short-term borrowings	116,389	101,894	64,731	68,879	96,694	92,752	35%
Long-term debt	337,252	348,046	379,557	364,019	439,274	413,297	14%
Other liabilities (2)	87,890	85,091	86,384	80,233	78,852	78,439	(2)%
Liabilities related to discontinued operations held for sale	—	12,374	16,004	—	—	—	—
Total liabilities	$1,676,651	$1,694,365	$1,745,650	$1,701,673	$1,848,434	$1,780,326	5%

Equity
Stockholders’ Equity
Preferred Stock	$74,246	$74,301	$312	$312	$312	$312	—
Common Stock	57	57	230	286	287	292	2%
Additional paid-in capital	16,525	16,663	78,802	98,142	96,427	99,014	1%
Retained earnings	86,115	88,874	85,208	77,440	73,432	76,130	(2)%
Treasury stock	(5,996)	(5,950)	(6,059)	(4,543)	(1,178)	(1,772)	(61)%
Accumulated other comprehensive income (loss)	(27,013)	(21,643)	(17,651)	(18,937)	(17,859)	(19,170)	(1)%
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	1%

Total Citigroup stockholders’ equity	$143,934	$152,302	$140,842	$152,700	$151,421	$154,806	1%
Noncontrolling Minority interests (Minority Interest)	1,993	1,866	2,107	2,273	2,358	2,524	11%
Total equity	145,927	154,168	142,949	154,973	153,779	157,330	2%
Total liabilities and equity	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	4%

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $947 million for the first quarter of 2009, $1,082 million for the second quarter of 2009, $1,074 million for the third quarter of 2009, $1,157 million for the fourth quarter of 2009 $1,122 million for the first quarter of 2010 and $1,054 million for the second quarter of 2010, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,503	$2,182	$2,017	$1,874	$3,801	$3,693	69%	$4,685	$7,494	60%
EMEA	360	394	415	386	405	376	(5)%	754	781	4%
Latin America	1,924	1,950	1,971	2,072	2,076	2,118	9%	3,874	4,194	8%
Asia	1,566	1,675	1,717	1,808	1,800	1,845	10%	3,241	3,645	12%
Total	6,353	6,201	6,120	6,140	8,082	8,032	30%	12,554	16,114	28%

Securities and Banking
North America	5,016	1,721	1,301	795	3,553	2,627	53%	6,737	6,180	(8)%
EMEA	4,222	2,558	2,202	1,067	2,515	1,762	(31)%	6,780	4,277	(37)%
Latin America	800	1,049	705	867	607	558	(47)%	1,849	1,165	(37)%
Asia	2,162	1,373	683	588	1,328	1,008	(27)%	3,535	2,336	(34)%
Total	12,200	6,701	4,891	3,317	8,003	5,955	(11)%	18,901	13,958	(26)%

Transaction Services
North America	589	656	643	638	639	636	(3)%	1,245	1,275	2%
EMEA	844	860	845	840	833	848	(1)%	1,704	1,681	(1)%
Latin America	343	340	337	353	344	356	5%	683	700	2%
Asia	598	627	632	644	621	662	6%	1,225	1,283	5%
Total	2,374	2,483	2,457	2,475	2,437	2,502	1%	4,857	4,939	2%

Total Citicorp	20,927	15,385	13,468	11,932	18,522	16,489	7%	36,312	35,011	(4)%

CITI HOLDINGS
Brokerage and Asset Management	1,607	12,220	525	271	340	141	(99)%	13,827	481	(97)%
Local Consumer Lending	6,021	3,481	4,362	3,901	4,670	4,206	21%	9,502	8,876	(7)%
Special Asset Pool	(4,534)	(376)	1,363	287	1,540	572	NM	(4,910)	2,112	NM
Total Citi Holdings	3,094	15,325	6,250	4,459	6,550	4,919	(68)%	18,419	11,469	(38)%

Corporate / Other	500	(741)	672	(10,986)	349	663	NM	(241)	1,012	NM

Total Citigroup - Net Revenues	$24,521	29,969	20,390	5,405	$25,421	22,071	(26)%	54,490	47,492	(13)%

Impact of Credit Card Securitization Activity (1) (2)
Citicorp	1,484	1,644	1,800	1,744	—	—	NM	3,128	—	NM
Citi Holdings	968	1,482	952	733	—	—	NM	2,450	—	NM
Total Impact of Credit Card Securitization Activity	2,452	3,126	2,752	2,477	—	—	NM	5,578	—	NM

Total Citigroup - Managed Net Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	(33)%	$60,068	$47,492	(21)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
INCOME

(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$357	$139	$206	$28	$22	$62	(55)%	$496	$84	(83)%
EMEA	(33)	(110)	(23)	(43)	27	50	NM	(143)	77	NM
Latin America	219	116	77	113	389	491	NM	335	880	NM
Asia	248	279	444	461	576	574	NM	527	1,150	NM
Total	791	424	704	559	1,014	1,177	NM	1,215	2,191	80%

Securities and Banking
North America	2,497	(32)	7	(87)	1,424	839	NM	2,465	2,263	(8)%
EMEA	2,171	746	550	(41)	1,032	355	(52)%	2,917	1,387	(52)%
Latin America	412	527	219	378	272	197	(63)%	939	469	(50)%
Asia	1,056	597	71	114	478	294	(51)%	1,653	772	(53)%
Total	6,136	1,838	847	364	3,206	1,685	(8)%	7,974	4,891	(39)%

Transaction Services
North America	138	181	152	144	159	166	(8)%	319	325	2%
EMEA	326	350	308	303	306	318	(9)%	676	624	(8)%
Latin America	160	150	148	146	157	153	2%	310	310	—
Asia	280	293	331	326	319	297	1%	573	616	8%
Total	904	974	939	919	941	934	(4)%	1,878	1,875	—

Total Citicorp	7,831	3,236	2,490	1,842	5,161	3,796	17%	11,067	8,957	(19)%

CITI HOLDINGS
Brokerage and Asset Management	34	6,775	90	38	81	(88)	NM	6,809	(7)	(100)%
Local Consumer Lending	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(1,230)	72%	(5,918)	(3,068)	48%
Special Asset Pool	(3,948)	(1,246)	58	(233)	881	121	NM	(5,194)	1,002	NM
Total Citi Holdings	(5,485)	1,182	(1,994)	(2,551)	(876)	(1,197)	NM	(4,303)	(2,073)	52%

Corporate / Other	(652)	(31)	97	(7,031)	(36)	129	NM	(683)	93	NM

Income (Loss) From Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	(38)%	6,081	6,977	15%
Discontinued Operations	(117)	(142)	(418)	232	211	(3)		(259)	208
Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	(34)	74	71	32	28		(50)	60
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	(37)%	$5,872	$7,125	21%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
STATEMENT OF INCOME AND BALANCE SHEET SUMMARY
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Revenues
Net interest revenue	$8,511	$8,774	$8,727	$8,420	$9,870	$9,742	11%	$17,285	$19,612	13%
Non-Interest revenue	12,416	6,611	4,741	3,512	8,652	6,747	2%	19,027	15,399	(19)%
Total revenues, net of interest expense	20,927	15,385	13,468	11,932	18,522	16,489	7%	36,312	35,011	(4)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,251	1,575	1,734	1,595	3,142	2,965	88%	2,826	6,107	NM
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	(639)	NM	2,229	(999)	NM
Provision for loan losses	2,249	2,806	2,256	1,559	2,782	2,326	(17)%	5,055	5,108	1%
Provision for Benefits & Claims	42	42	43	37	44	27	(36)%	84	71	(15)%
Provision for unfunded lending commitments	32	83	—	23	(7)	(26)	NM	115	(33)	NM
Total provisions for credit losses and for benefits and claims	2,323	2,931	2,299	1,619	2,819	2,327	(21)%	5,254	5,146	(2)%

Total operating expenses	7,399	8,068	8,422	8,751	8,485	9,090	13%	15,467	17,575	14%

Income (Loss) from Continuing Operations before Income Taxes	11,205	4,386	2,747	1,562	7,218	5,072	16%	15,591	12,290	(21)%
Provision (benefits) for income taxes	3,374	1,150	257	(280)	2,057	1,276	11%	4,524	3,333	(26)%

Income (Loss) from Continuing Operations	7,831	3,236	2,490	1,842	5,161	3,796	17%	11,067	8,957	(19)%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(3)	3	25	43	21	20	NM	—	41	—
Citicorp’s Net Income (Loss)	$7,834	$3,233	$2,465	$1,799	$5,140	$3,776	17%	$11,067	$8,916	(19)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,022	$1,051	$1,075	$1,138	$1,236	$1,211	15%

Average Assets	$1,058	$1,074	$1,096	$1,125	$1,233	$1,250	16%	$1,066	$1,242	17%

Total EOP Deposits	$664	$706	$731	$734	$730	$719	2%

Total GAAP Revenues	$20,927	$15,385	$13,468	$11,932	$18,522	$16,489	7%	$36,312	$35,011	(4)%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	NM	3,128	—	NM
Total Managed Revenues	$22,411	$17,029	$15,268	$13,676	$18,522	$16,489	(3)%	$39,440	$35,011	(11)%

GAAP Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	$2,965	88%	$2,826	$6,107	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	NM	3,328	—	NM
Total Managed Net Credit Losses	$2,742	$3,412	$3,610	$3,322	$3,142	$2,965	(13)%	$6,154	$6,107	(1)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,842	$4,140	$4,216	$4,206	$5,917	$5,774	39%	$7,982	$11,691	46%
Non-Interest Revenue	2,511	2,061	1,904	1,934	2,165	2,258	10%	4,572	4,423	(3)%
Total Revenues, Net of Interest Expense (1)	6,353	6,201	6,120	6,140	8,082	8,032	30%	12,554	16,114	28%
Total Operating Expenses	3,504	3,703	3,778	4,056	3,937	3,982	8%	7,207	7,919	10%
Net Credit Losses	1,174	1,406	1,442	1,388	3,040	2,922	NM	2,580	5,962	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	(408)	NM	1,305	(588)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	(4)	—	—	(4)	—
Provision for Benefits & Claims	42	42	43	37	44	27	(36)%	84	71	(15)%
Provision for Loan Losses and for Benefits and Claims	1,902	2,067	1,841	1,583	2,904	2,537	23%	3,969	5,441	37%
Income (loss) from Continuing Operations before Taxes	947	431	501	501	1,241	1,513	NM	1,378	2,754	100%
Income Taxes (benefits)	156	7	(203)	(58)	227	336	NM	163	563	NM
Income (loss) from Continuing Operations	791	424	704	559	1,014	1,177	NM	1,215	2,191	80%
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	(5)	—	—	—	(5)	—
Net Income (Loss)	$791	$424	$702	$561	$1,019	$1,177	NM	$1,215	$2,196	81%
Average Assets (in billions of dollars)	$229	$239	$248	$253	$308	$306	28%	$234	$307	31%
Return on Assets	1.40%	0.71%	1.12%	0.88%	1.34%	1.54%		1.05%	1.44%

Net Credit Losses as a % of Average Loans	3.28%	3.84%	3.82%	3.55%	5.57%	5.38%

Revenue by Business
Retail Banking	$3,537	$3,789	$3,760	$3,756	$3,814	$3,916	3%	$7,326	$7,730	6%
Citi-Branded Cards	2,816	2,412	2,360	2,384	4,268	4,116	71%	5,228	8,384	60%
Total GAAP Revenues	6,353	6,201	6,120	6,140	8,082	8,032	30%	12,554	16,114	28%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	NM	3,128	—	NM
Total Managed Revenues	$7,837	$7,845	$7,920	$7,884	$8,082	$8,032	2%	$15,682	$16,114	3%

Net Credit Losses by Business
Retail Banking	$338	$428	$395	$409	$289	$304	(29)%	$766	$593	(23)%
Citi-Branded Cards	836	978	1,047	979	2,751	2,618	NM	1,814	5,369	NM
Total GAAP Net Credit Losses	1,174	1,406	1,442	1,388	3,040	2,922	NM	2,580	5,962	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	NM	3,328	—	NM
Total Managed Net Credit Losses	$2,665	$3,243	$3,318	$3,115	$3,040	$2,922	(10)%	$5,908	$5,962	1%

Income (loss) from Continuing Operations by Business
Retail Banking	$650	$635	$698	$610	$848	$884	39%	$1,285	$1,732	35%
Citi-Branded Cards	141	(211)	6	(51)	166	293	NM	(70)	459	NM
Total	$791	$424	$704	$559	$1,014	$1,177	NM	$1,215	$2,191	80%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	4,170	4,091	4,247	4,258	4,220	4,215	3%
Accounts (in millions)	60.0	60.1	60.1	59.5	59.2	58.9	(2)%
Average Deposits	$256.4	$272.2	$278.7	$291.7	$289.2	$291.4	7%
Investment Sales (International Only)	$15.3	$25.0	$22.9	$21.6	$24.1	$23.4	(6)%
Investment AUMs	$93.5	$107.2	$116.3	$117.3	$120.8	$116.8	9%
Average Loans	$101.1	$103.6	$106.0	$108.8	$109.5	$109.3	6%
EOP Loans:
Real Estate Lending	$51.2	$52.5	$54.5	$53.9	$56.0	$54.7	4%
Commerical Markets	25.1	23.4	24.9	25.5	26.9	28.8	23%
Personal and Other	24.8	27.3	28.4	27.6	27.7	25.6	(6)%
EOP Loans	$101.1	$103.2	$107.8	$107.0	$110.6	$109.1	6%

Net Interest Revenue (2)	$2,319	$2,494	$2,578	$2,563	$2,564	$2,559	3%
As a % of Average Loans	9.30%	9.66%	9.65%	9.35%	9.50%	9.39%
Net Credit Losses	$338	$428	$395	$409	$289	$304	(29)%
As a % of Average Loans	1.36%	1.66%	1.48%	1.49%	1.07%	1.12%
Loans 90+ Days Past Due	$697	$767	$695	$725	$782	$804	5%
As a % of EOP Loans	0.69%	0.74%	0.64%	0.68%	0.71%	0.74%
Loans 30-89 Days Past Due	$1,107	$1,084	$1,013	$1,014	$1,200	$1,131	4%
As a % of EOP Loans	1.09%	1.05%	0.94%	0.95%	1.08%	1.04%

Citi-Branded Cards Key Indicators (in billions of dollars) (3)
EOP Open Accounts (in millions)	57.2	55.8	54.6	53.1	51.3	50.8	(9)%
Purchase Sales	$59.6	$63.6	$65.5	$67.6	$60.1	$63.9	—
Average Managed Loans (1)	$112.5	$112.7	$114.4	$115.9	$112.0	$108.5	(4)%
EOP Managed Loans (1)	$110.9	$114.7	$116.8	$117.4	$110.2	$109.4	(5)%
Managed Average Yield (4)	14.44%	14.21%	14.15%	13.70%	14.89%	14.39%
Managed Net Interest Revenue (5)	$3,359	$3,316	$3,306	$3,209	$3,358	$3,207	(3)%
As a % of Average Managed Loans	12.11%	11.80%	11.47%	10.98%	12.16%	11.86%
Managed Net Credit Losses	$2,327	$2,815	$2,923	$2,706	$2,751	$2,618	(7)%
As a % of Average Managed Loans	8.39%	10.02%	10.14%	9.26%	9.96%	9.68%
Managed Net Credit Margin (6)	$1,960	$1,226	$1,223	$1,415	$1,517	$1,493	22%
As a % of Avgerage Managed Loans	7.07%	4.36%	4.24%	4.84%	5.49%	5.52%
Managed Loans 90+ Days Past Due	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	(17)%
As a % of EOP Managed Loans	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%
Managed Loans 30-89 Days Past Due	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	(16)%
As a % of EOP Managed Loans	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%

(1)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)	Also includes Net Interest Revenue related to the international region’s deposit balances in excess of the average loan portfolio.

(3)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(4)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(5)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(6)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars)

	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	2Q10 vs. 2Q09 Increase/ (Decrease)	Six Months 2009	Six Months 2010	YTD 2010 vs. YTD 2009 Increase/ (Decrease)
Net Interest Revenue	$1,192	$1,330	$1,387	$1,295	$2,954	$2,778	NM	$2,522	$5,732	NM
Non-Interest Revenue	1,311	852	630	579	847	915	7%	2,163	1,762	(19)%
Total Revenues, Net of Interest Expense (1)	2,503	2,182	2,017	1,874	3,801	3,693	69%	4,685	7,494	60%
Total Operating Expenses	1,494	1,486	1,499	1,508	1,611	1,499	1%	2,980	3,110	4%
Net Credit Losses	257	307	279	308	2,157	2,126	NM	564	4,283	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(9)	NM	402	(5)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	13	15	14	8	8	5	(67)%	28	13	(54)%
Provision for Loan Losses and for Benefits and Claims	523	471	347	387	2,169	2,122	NM	994	4,291	NM
Income (loss) from Continuing Operations before Taxes	486	225	171	(21)	21	72	(68)%	711	93	(87)%
Income Taxes (benefits)	129	86	(35)	(49)	(1)	10	(88)%	215	9	(96)%
Income (loss) from Continuing Operations	357	139	206	28	22	62	(55)%	496	84	(83)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$357	$139	$206	$28	$22	$62	(55)%	$496	$84	(83)%
Average Assets (in billions of dollars)	$72	$74	$75	$71	$121	$117	58%	$73	$119	63%
Return on Assets	2.01%	0.75%	1.09%	0.16%	0.07%	0.21%		1.37%	0.14%

Net Credit Losses as a % of Average Loans	2.13%	2.61%	2.40%	2.57%	7.85%	7.98%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	$1,323	(4)%	$2,672	$2,603	(3)%
Citi-Branded Cards	1,207	806	684	642	2,521	2,370	NM	2,013	4,891	NM
Total GAAP Revenues	2,503	2,182	2,017	1,874	3,801	3,693	69%	4,685	7,494	60%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	NM	3,128	—	NM
Total Managed Revenues	$3,987	$3,826	$3,817	$3,618	$3,801	$3,693	(3)%	$7,813	$7,494	(4)%

Net Credit Losses by Business
Retail Banking	$56	$88	$78	$88	$73	$79	(10)%	$144	$152	6%
Citi-Branded Cards	201	219	201	220	2,084	2,047	NM	420	4,131	NM
Total GAAP NCLs	257	307	279	308	2,157	2,126	NM	564	4,283	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	NM	3,328	—	NM
Total Managed Net Credit Losses	$1,748	$2,144	$2,155	$2,035	$2,157	$2,126	(1)%	$3,892	$4,283	10%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	$225	(7)%	$483	$409	(15)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	(163)	(58)%	13	(325)	NM
Total	$357	$139	$206	$28	$22	$62	(55)%	$496	$84	(83)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 2

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)
Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	1,000	1,001	1,002	1,003	1,003	1,002	—
Accounts (in millions)	13.4	13.5	13.6	13.6	13.5	13.3	(1)%
Investment AUMs	$30.3	$31.8	$34.1	$33.4	$32.6	$28.8	(9)%

Average Deposits	$130.9	$139.6	$142.1	$149.3	$144.2	$145.5	4%

Average Loans	$34.3	$35.0	$34.3	$34.1	$32.2	$30.7	(12)%

EOP Loans:
Real Estate Lending	$27.0	$26.3	$26.7	$24.9	$24.4	$23.1	(12)%
Commercial Markets	2.0	2.0	2.3	2.1	2.1	2.2	10%
Personal and Other	5.1	5.3	5.0	5.2	5.0	4.9	(8)%
Total EOP Loans	$34.1	$33.6	$34.0	$32.2	$31.5	$30.2	(10)%

Mortgage Originations	$21.5	$28.8	$11.9	$9.3	$10.3	$11.2	(61)%

Third Party Mortgage Servicing Portfolio (EOP in billions)	$164.2	$176.8	$186.2	$187.0	$191.2	$190.8	8%

Net Servicing & Gain/(Loss) on Sale	$241.0	$242.3	$99.5	$104.3	$207.8	$271.7	12%

Net Interest Revenue on Loans	$178	$184	$188	$186	$183	$162	(12)%
As a % of Avg. Loans	2.10%	2.11%	2.17%	2.16%	2.30%	2.12%

Net Credit Losses	$56	$88	$78	$88	$73	$79
As a % of Avg. Loans	0.66%	1.01%	0.90%	1.02%	0.92%	1.03%

Loans 90+ Days Past Due	$99	$97	$92	$106	$142	$245	NM
As a % of EOP Loans	0.29%	0.29%	0.27%	0.33%	0.45%	0.81%

Loans 30-89 Days Past Due	$92	$87	$82	$81	$236	$241	NM
As a % of EOP Loans	0.27%	0.26%	0.24%	0.25%	0.75%	0.80%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 3

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	25.6	25.0	24.5	23.1	21.8	21.3	(15)%
Purchase Sales	$40.1	$42.4	$42.3	$41.8	$36.2	$39.3	(7)%

Average Managed Loans (2)
Off-Balance Sheet	$68.4	$69.6	$70.8	$69.7	$—	$—	(100)%
On Balance Sheet	14.6	12.2	11.8	13.4	79.2	76.2	NM
Total	$83.0	$81.8	$82.6	$83.1	$79.2	$76.2	(7)%

EOP Managed Loans (2)
Off-Balance Sheet	$69.2	$71.7	$71.9	$72.6	$—	$—	(100)%
On Balance Sheet	12.5	11.6	12.8	11.5	77.7	77.2	NM
Total	$81.7	$83.3	$84.7	$84.1	$77.7	$77.2	(7)%

Managed Average Yield (3)	12.86%	12.57%	12.64%	12.05%	13.58%	12.70%
Managed Net Interest Revenue (4)	$2,217	$2,107	$2,073	$1,963	$2,103	$1,940	(8)%
As a % of Avg. Managed Loans (4)	10.83%	10.33%	9.96%	9.37%	10.77%	10.21%
Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,047	—
As a % of Average Managed Loans	8.27%	10.08%	9.98%	9.30%	10.67%	10.77%
Managed Net Credit Margin (5)	$986	$379	$393	$432	$437	$318	(16)%
As a % of Avg. Managed Loans (5)	4.82%	1.86%	1.89%	2.06%	2.24%	1.67%
Managed Loans 90+ Days Past Due	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	(10)%
As a % of EOP Managed Loans	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%
Managed Loans 30-89 Days Past Due	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	(10)%
As a % of EOP Managed Loans	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%

(1) Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2) Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4) Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5) Managed Net Credit Margin represents  Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA - PAGE 1
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$224	$243	$262	$250	$248	$230	(5)%	$467	$478	2%
Non-Interest Revenue	136	151	153	136	157	146	(3)%	287	303	6%
Total Revenues, Net of Interest Expense	360	394	415	386	405	376	(5)%	754	781	4%
Total Operating Expenses	256	282	270	286	277	268	(5)%	538	545	1%
Net Credit Losses	89	121	139	138	97	85	(30)%	210	182	(13)%
Credit Reserve Build / (Release)	72	158	67	10	(10)	(46)	NM	230	(56)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	(4)	—	—	(4)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	161	279	206	148	87	35	(87)%	440	122	(72)%
Income (loss) from Continuing Operations before Taxes	(57)	(167)	(61)	(48)	41	73	NM	(224)	114	NM
Income Taxes (benefits)	(24)	(57)	(38)	(5)	14	23	NM	(81)	37	NM
Income (loss) from Continuing Operations	(33)	(110)	(23)	(43)	27	50	NM	(143)	77	NM
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	—	—	—	—	—	—
Net Income (Loss)	$(33)	$(110)	$(25)	$(41)	$27	$50	NM	$(143)	$77	NM
Average Assets (in billions of dollars)	$11	$11	$11	$11	$10	$10	(9)%	$11	$10	(9)%
Return on Assets	(1.22)%	(4.01)%	(0.90)%	(1.48)%	1.10%	2.01%		(2.62)%	1.55%

Net Credit Losses as a % of Average Loans	4.57%	5.78%	6.34%	6.44%	4.98%	4.74%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	$205	(12)%	$439	$427	(3)%
Citi-Branded Cards	155	160	178	173	183	171	7%	315	354	12%
Total	$360	$394	$415	$386	$405	$376	(5)%	$754	$781	4%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	$9	NM	$(117)	$3	NM
Citi-Branded Cards	8	(34)	—	(4)	33	41	NM	(26)	74	NM
Total	$(33)	$(110)	$(23)	$(43)	$27	$50	NM	$(143)	$77	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 2

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	401	396	389	341	310	304	(23)%
Accounts (in millions)	3.8	3.7	3.7	3.7	3.7	3.7	—
Average Deposits	$8.3	$9.0	$9.5	$9.9	$9.7	$8.9	(1)%
Investment Sales	$0.4	$0.5	$0.5	$0.6	$0.7	$0.7	40%
Investment AUMs	$3.5	$4.5	$4.2	$4.3	$4.4	$4.1	(9)%
Average Loans	$5.4	$5.6	$5.7	$5.5	$5.0	$4.5	(20)%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	—
Commercial Markets	1.8	1.9	1.9	1.6	1.5	1.4	(26)%
Personal and Other	3.6	3.7	3.7	3.5	3.3	2.8	(24)%
Total EOP Loans	$5.5	$5.7	$5.7	$5.2	$4.9	$4.3	(25)%

Net Interest Revenue (1)	$124	$137	$139	$123	$125	$113	(18)%
As a % of Average Loans (1)	9.31%	9.81%	9.67%	8.87%	10.14%	10.07%
Net Credit Losses	$60	$74	$84	$84	$47	$46	(38)%
As a % of Average Loans	4.51%	5.30%	5.85%	6.06%	3.81%	4.10%
Loans 90+ Days Past Due	$58	$70	$62	$60	$52	$50	(29)%
As a % of EOP Loans	1.05%	1.23%	1.09%	1.15%	1.06%	1.16%
Loans 30-89 Days Past Due	$213	$235	$230	$203	$182	$145	(38)%
As a % of EOP Loans	3.87%	4.12%	4.04%	3.90%	3.71%	3.37%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.8	2.8	2.7	2.7	2.6	2.4	(14)%
Purchase Sales	$1.8	$1.9	$2.2	$2.5	$2.1	$2.1	11%
Average Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.7	(4)%
EOP Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.6	(7)%
Average Yield (3)	19.77%	20.23%	20.69%	21.06%	21.31%	20.90%

Net Interest Revenue (4)	$100	$106	$123	$127	$123	$117	10%
As a % of Avg. Loans (4)	16.22%	15.18%	16.27%	16.80%	17.20%	17.38%	14%
Net Credit Losses	$29	$47	$55	$54	$50	$39	(17)%
As a % of Average Loans	4.70%	6.73%	7.27%	7.14%	6.99%	5.79%	(14)%
Net Credit Margin (5)	$126	$113	$123	$119	$133	$132	17%
As a % of Avg. Loans (5)	20.44%	16.19%	16.27%	15.74%	18.60%	19.61%
Loans 90+ Days Past Due	$58	$99	$90	$85	$77	$72	(27)%
As a % of EOP Loans	2.32%	3.54%	3.00%	2.83%	2.66%	2.77%
Loans 30-89 Days Past Due	$131	$146	$155	$140	$113	$90	(38)%
As a % of EOP Loans	5.24%	5.21%	5.17%	4.67%	3.90%	3.46%

(1)          Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)          Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)          Average Yield is gross interest revenue earned divided by average loans.

(4)          Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)          Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,275	$1,368	$1,366	$1,390	$1,458	$1,471	8%	$2,643	$2,929	11%
Non-Interest Revenue	649	582	605	682	618	647	11%	1,231	1,265	3%
Total Revenues, Net of Interest Expense	1,924	1,950	1,971	2,072	2,076	2,118	9%	3,874	4,194	8%
Total Operating Expenses	958	1,090	1,127	1,263	1,142	1,266	16%	2,048	2,408	18%
Net Credit Losses	541	610	657	625	509	457	(25)%	1,151	966	(16)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	(241)	NM	322	(377)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	29	27	29	29	36	22	(19)%	56	58	4%
Provision for Loan Losses and for Benefits and Claims	736	793	827	653	409	238	(70)%	1,529	647	(58)%
Income (loss) from Continuing Operations before Taxes	230	67	17	156	525	614	NM	297	1,139	NM
Income Taxes (benefits)	11	(49)	(60)	43	136	123	NM	(38)	259	NM
Income (loss) from Continuing Operations	219	116	77	113	389	491	NM	335	880	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	(5)	—	—	—	(5)	—
Net Income (Loss)	$219	$116	$77	$113	$394	$491	NM	$335	$885	NM
Average Assets (in billions of dollars)	$60	$66	$66	$70	$72	$74	12%	$63	$73	16%
Return on Assets	1.48%	0.70%	0.46%	0.64%	2.22%	2.66%		1.07%	2.44%

Net Credit Losses as a % of Average Loans	8.22%	8.68%	8.99%	8.18%	6.75%	5.84%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	$1,236	11%	$2,138	$2,432	14%
Citi-Branded Cards	898	838	857	889	880	882	5%	1,736	1,762	1%
Total	$1,924	$1,950	$1,971	$2,072	$2,076	$2,118	9%	$3,874	$4,194	8%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	$275	40%	$426	$531	25%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	216	NM	(91)	349	NM
Total	$219	$116	$77	$113	$389	$491	NM	$335	$880	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA - PAGE 2

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	2,065	2,066	2,163	2,216	2,203	2,205	7%
Accounts (in millions)	26.2	26.3	26.6	26.3	25.9	25.9	(2)%
Average Deposits	$34.1	$36.0	$35.8	$37.9	$39.6	$39.9	11%
Investment Sales	$11.5	$18.3	$15.0	$12.8	$14.5	$13.1	(28)%
Investment AUMs	$26.7	$32.8	$35.1	$34.8	$37.9	$39.1	19%
Average Loans	$15.3	$16.3	$16.9	$18.0	$18.5	$19.4	19%
EOP Loans:
Real Estate Lending	$2.5	$2.8	$2.8	$3.2	$3.6	$3.7	32%
Commercial Markets	8.5	7.6	8.0	9.1	9.8	10.5	38%
Personal and Other	4.4	6.1	6.9	5.9	6.0	5.4	(11)%
Total EOP Loans	$15.4	$16.5	$17.7	$18.2	$19.4	$19.6	19%

Net Interest Revenue (4)	$639	$700	$696	$729	$790	$794	13%
As a % of Avg. Loans (4)	16.94%	17.23%	16.34%	16.07%	17.32%	16.42%
Net Credit Losses	$112	$138	$114	$149	$91	$96	(30)%
As a % of Average Loans	2.97%	3.40%	2.68%	3.28%	1.99%	1.98%
Loans 90+ Days Past Due	$277	$316	$279	$323	$352	$308	(3)%
As a % of EOP Loans	1.80%	1.92%	1.58%	1.77%	1.81%	1.57%
Loans 30-89 Days Past Due	$305	$337	$315	$316	$346	$305	(9)%
As a % of EOP Loans	1.98%	2.04%	1.78%	1.74%	1.78%	1.56%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.9	12.5	12.3	12.2	12.1	12.2	(2)%
Purchase Sales	$5.9	$6.5	$7.2	$8.1	$7.3	$7.5	15%
Average Loans (2)	$11.4	$11.9	$12.1	$12.3	$12.1	$12.0	1%
EOP Loans (2)	$11.3	$12.1	$12.1	$12.4	$12.1	$12.0	(1)%
Average Yield (3)	25.90%	24.92%	24.26%	23.80%	24.58%	25.10%	1%

Net Interest Revenue (4)	$636	$668	$670	$661	$668	677	1%
As a % of Avg. Loans (4)	22.63%	22.52%	21.97%	21.32%	22.39%	22.63%
Net Credit Losses	429	472	543	476	418	361	(24)%
As a % of Average Loans	15.26%	15.91%	17.80%	15.35%	14.01%	12.07%
Net Credit Margin (5)	$469	$366	$314	$413	$462	$521	42%
As a % of Avg. Loans (5)	16.68%	12.34%	10.30%	13.32%	15.48%	17.41%
Loans 90+ Days Past Due	$562	$707	$609	$565	$510	$481	(32)%
As a % of EOP Loans	4.97%	5.84%	5.03%	4.56%	4.21%	4.01%
Loans 30-89 Days Past Due	$689	$693	$604	$556	$475	$485	(30)%
As a % of EOP Loans	6.10%	5.73%	4.99%	4.48%	3.93%	4.04%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA - PAGE 1

(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,151	$1,199	$1,201	$1,271	$1,257	$1,295	8%	$2,350	$2,552	9%
Non-Interest Revenue	415	476	516	537	543	550	16%	891	1,093	23%
Total Revenues, Net of Interest Expense	1,566	1,675	1,717	1,808	1,800	1,845	10%	3,241	3,645	12%
Total Operating Expenses	796	845	882	999	907	949	12%	1,641	1,856	13%
Net Credit Losses	287	368	367	317	277	254	(31)%	655	531	(19)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	NM	351	(150)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	482	524	461	395	239	142	(73)%	1,006	381	(62)%
Income (loss) from Continuing Operations before Taxes	288	306	374	414	654	754	NM	594	1,408	NM
Income Taxes (benefits)	40	27	(70)	(47)	78	180	NM	67	258	NM
Income (loss) from Continuing Operations	248	279	444	461	576	574	NM	527	1,150	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$248	$279	$444	$461	$576	$574	NM	$527	$1,150	NM
Average Assets (in billions of dollars)	$86	$88	$96	$101	$105	$105	19%	$87	$105	21%
Return on Assets	1.17%	1.27%	1.83%	1.81%	2.22%	2.19%		1.22%	2.21%

Net Credit Losses as a % of Average Loans	1.89%	2.35%	2.21%	1.83%	1.57%	1.41%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	$1,152	8%	$2,077	$2,268	9%
Citi-Branded Cards	556	608	641	680	684	693	14%	1,164	1,377	18%
Total	$1,566	$1,675	$1,717	$1,808	$1,800	$1,845	10%	$3,241	$3,645	12%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	$375	37%	$493	$789	60%
Citi-Branded Cards	28	6	70	110	162	199	NM	34	361	NM
Total	$248	$279	$444	$461	$576	$574	NM	$527	$1,150	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA - PAGE 2

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	694	693	698	704	704	1%
Accounts (in millions)	16.6	16.6	16.2	15.9	16.1	16.0	(4)%
Average Deposits	$83.1	$87.6	$91.3	$94.6	$95.7	$97.1	11%
Investment Sales	$3.4	$6.2	$7.4	$8.2	$8.9	$9.6	55%
Investment AUMs	$33.0	$38.1	$42.9	$44.8	$45.9	$44.8	18%
Average Loans	$46.1	$46.7	$49.1	$51.2	$53.8	$54.7	17%
EOP Loans:
Real Estate Lending	$21.6	$23.3	$24.9	$25.7	$27.9	$27.8	19%
Commercial Markets	12.8	11.9	12.7	12.7	13.5	14.7	24%
Personal and Other	11.7	12.2	12.8	13.0	13.4	12.5	2%
Total EOP Loans	$46.1	$47.4	$50.4	$51.4	$54.8	$55.0	16%

Net Interest Revenue (4)	$745	$764	$761	$813	$793	$822	8%
As a % of Avg. Loans (4)	6.55%	6.56%	6.15%	6.30%	5.98%	6.03%
Net Credit Losses	$110	$128	$119	$88	$78	$83	(35)%
As a % of Average Loans	0.97%	1.10%	0.96%	0.68%	0.59%	0.61%
Loans 90+ Days Past Due	$263	$284	$262	$236	$236	$201	(29)%
As a % of EOP Loans	0.57%	0.60%	0.52%	0.46%	0.43%	0.37%
Loans 30-89 Days Past Due	$497	$425	$386	$414	$436	$440	4%
As a % of EOP Loans	1.08%	0.90%	0.77%	0.81%	0.80%	0.80%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	15.9	15.5	15.1	15.1	14.8	14.9	(4)%
Purchase Sales	$11.8	$12.8	$13.8	$15.2	$14.5	$15.0	17%
Average Loans (2)	$15.6	$16.2	$16.7	$17.5	$17.8	$17.6	9%
EOP Loans (2)	$15.4	$16.5	$17.0	$17.9	$17.5	$17.6	7%
Average Yield (3)	13.64%	13.55%	13.14%	13.15%	13.17%	13.20%	(3)%

Net Interest Revenue (4)	$406	$435	$440	$458	$464	473	9%
As a % of Avg. Loans (4)	10.55%	10.77%	10.45%	10.38%	10.57%	10.78%
Net Credit Losses	$177	$240	$248	$229	$199	$171	(29)%
As a % of Average Loans	4.60%	5.94%	5.89%	5.19%	4.53%	3.90%
Net Credit Margin (5)	$379	$368	$393	$451	$485	$522	42%
As a % of Avg. Loans (5)	9.85%	9.11%	9.34%	10.22%	11.05%	11.90%
Loans 90+ Days Past Due	$319	$350	$315	$277	$264	$246	(30)%
As a % of EOP Loans	2.07%	2.12%	1.85%	1.55%	1.51%	1.40%
Loans 30-89 Days Past Due	$387	$381	$367	$353	$361	$324	(15)%
As a % of EOP Loans	2.51%	2.31%	2.16%	1.97%	2.06%	1.84%

(1)      Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)      Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)      Average Yield is gross interest revenue earned divided by average loans.

(4)      Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)      Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Commissions and Fees	$959	$1,019	$1,122	$1,094	$1,108	$1,086	7%	1,978	2,194	11%
Administration and Other Fiduciary Fees	708	712	702	728	721	615	(14)%	1,420	1,336	(6)%
Investment Banking	941	1,240	1,066	1,440	953	592	(52)%	2,181	1,545	(29)%
Principal Transactions	6,950	880	(571)	(1,767)	3,344	1,632	85%	7,830	4,976	(36)%
Other	347	699	518	83	361	564	(19)%	1,046	925	(12)%
Total Non-Interest Revenue	9,905	4,550	2,837	1,578	6,487	4,489	(1)%	14,455	10,976	(24)%
Net Interest Revenue (including Dividends)	4,669	4,634	4,511	4,214	3,953	3,968	(14)%	9,303	7,921	(15)%
Total Revenues, Net of Interest Expense	14,574	9,184	7,348	5,792	10,440	8,457	(8)%	23,758	18,897	(20)%
Total Operating Expenses	3,895	4,365	4,644	4,695	4,548	5,108	17%	8,260	9,656	17%
Net Credit Losses	77	169	292	207	102	43	(75)%	246	145	(41)%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	(22)	NM	115	(29)	NM
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	(231)	NM	924	(411)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	421	864	458	36	(85)	(210)	NM	1,285	(295)	NM
Income from Continuing Operations before Taxes	10,258	3,955	2,246	1,061	5,977	3,559	(10)%	14,213	9,536	(33)%
Income Taxes (benefits)	3,218	1,143	460	(222)	1,830	940	(18)%	4,361	2,770	(36)%
Income from Continuing Operations	7,040	2,812	1,786	1,283	4,147	2,619	(7)%	9,852	6,766	(31)%
Net Income (loss) Attributable to Minority Interests	(3)	3	23	45	26	20	NM	—	46	—
Net Income	$7,043	$2,809	$1,763	$1,238	$4,121	$2,599	(7)%	$9,852	$6,720	(32)%
Average Assets (in billions of dollars)	$829	$835	$848	$872	$925	$944	13%	$832	$935	12%
Return on Assets	3.45%	1.35%	0.82%	0.56%	1.81%	1.10%		2.39%	1.45%

Revenue by Region
North America	$5,605	$2,377	$1,944	$1,433	$4,192	$3,263	37%	$7,982	$7,455	(7)%
EMEA	5,066	3,418	3,047	1,907	3,348	2,610	(24)%	8,484	5,958	(30)%
Latin America	1,143	1,389	1,042	1,220	951	914	(34)%	2,532	1,865	(26)%
Asia	2,760	2,000	1,315	1,232	1,949	1,670	(17)%	4,760	3,619	(24)%
Total	$14,574	$9,184	$7,348	$5,792	$10,440	$8,457	(8)%	$23,758	$18,897	(20)%

Income from Continuing Operations by Region
North America	$2,635	$149	$159	$57	$1,583	$1,005	NM	$2,784	$2,588	(7)%
EMEA	2,497	1,096	858	262	1,338	673	(39)%	3,593	2,011	(44)%
Latin America	572	677	367	524	429	350	(48)%	1,249	779	(38)%
Asia	1,336	890	402	440	797	591	(34)%	2,226	1,388	(38)%
Total	$7,040	$2,812	$1,786	$1,283	$4,147	$2,619	(7)%	$9,852	$6,766	(31)%

Average Loans by Region (in billions)
North America	$57	$55	$49	$46	$64	68	24%
EMEA	48	48	43	41	36	37	(23)%
Latin America	21	21	22	22	22	21	—
Asia	30	28	27	28	31	34	21%
Total	$156	$152	$141	$137	$153	$160	5%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
SECURITIES AND BANKING (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 vs. 2Q09 Increase/	Six Months	Six Months	YTD 2010 vs. YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,263	$3,179	$3,118	$2,817	$2,565	$2,570	(19)%	$6,442	$5,135	(20)%
Non-Interest Revenue	8,937	3,522	1,773	500	5,438	3,385	(4)%	12,459	8,823	(29)%
Total Revenues, Net of Interest Expense	12,200	6,701	4,891	3,317	8,003	5,955	(11)%	18,901	13,958	(26)%
Total Operating Expenses	2,821	3,277	3,503	3,483	3,397	3,938	20%	6,098	7,335	20%
Net Credit Losses	74	172	294	202	101	42	(76)%	246	143	(42)%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	(22)	NM	115	(29)	NM
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	(196)	NM	918	(358)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	420	859	465	28	(68)	(176)	NM	1,279	(244)	NM
Income (loss) from Continuing Operations before Taxes	8,959	2,565	923	(194)	4,674	2,193	(15)%	11,524	6,867	(40)%
Income Taxes (benefits)	2,823	727	76	(558)	1,468	508	(30)%	3,550	1,976	(44)%
Income from Continuing Operations	6,136	1,838	847	364	3,206	1,685	(8)%	7,974	4,891	(39)%
Net Income Attributable to Minority Interests	1	—	18	36	21	15	—	1	36	NM
Net Income	$6,135	$1,838	$829	$328	$3,185	$1,670	(9)%	$7,973	$4,855	(39)%
Average Assets (in billions of dollars)	771	776	788	811	861	877	13%	773	869	12%
Return on Assets	3.23%	0.95%	0.42%	0.16%	1.50%	0.76%		2.08%	1.13%

Revenue Details:
Investment Banking:
Advisory (1)	$227	$130	$186	$211	$198	$88	(32)%	$357	$286	(20)%
Equity Underwriting	143	279	258	705	224	157	(44)%	422	381	(10)%
Debt Underwriting	613	752	720	543	635	429	(43)%	1,365	1,064	(22)%
Total Investment Banking	983	1,161	1,164	1,459	1,057	674	(42)%	2,144	1,731	(19)%
Lending	(363)	(1,104)	(794)	(219)	243	522	NM	(1,467)	765	NM
Equity Markets	1,605	1,101	446	31	1,213	652	(41)%	2,706	1,865	(31)%
Fixed Income Markets	10,023	5,569	4,024	1,680	5,380	3,713	(33)%	15,592	9,093	(42)%
Private Bank	504	481	522	561	494	512	6%	985	1,006	2%
Other Securities and Banking	(552)	(507)	(471)	(195)	(384)	(118)	77%	(1,059)	(502)	53%
Total Securities and Banking Revenues	$12,200	$6,701	$4,891	$3,317	$8,003	$5,955	(11)%	$18,901	$13,958	(26)%

Credit Valuation Adjustment (CVA) {included in lines above}	2,646	(937)	(1,758)	(1,908)	285	255	NM	1,709	540	(68)%
Total Revenues Excluding CVA	$9,554	$7,638	$6,649	$5,225	$7,718	$5,700	(25)%	$17,192	$13,418	(22)%

(1)  Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
TRANSACTION SERVICES (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,406	$1,455	$1,393	$1,397	$1,388	$1,398	(4)%	$2,861	$2,786	(3)%
Non-Interest Revenue	968	1,028	1,064	1,078	1,049	1,104	7%	1,996	2,153	8%
Total Revenues, Net of Interest Expense	2,374	2,483	2,457	2,475	2,437	2,502	1%	4,857	4,939	2%
Total Operating Expenses	1,074	1,088	1,141	1,212	1,151	1,170	8%	2,162	2,321	7%
Net Credit Losses	3	(3)	(2)	5	1	1	NM	—	2	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	(35)	NM	6	(53)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	1	5	(7)	8	(17)	(34)	NM	6	(51)	NM
Income (loss) from Continuing Operations before Taxes	1,299	1,390	1,323	1,255	1,303	1,366	(2)%	2,689	2,669	(1)%
Income Taxes	395	416	384	336	362	432	4%	811	794	(2)%
Income from Continuing Operations	904	974	939	919	941	934	(4)%	1,878	1,875	—
Net Income Attributable to Minority Interests	(4)	3	5	9	5	5	67%	(1)	10	NM
Net Income	$908	$971	$934	$910	$936	$929	(4)%	$1,879	$1,865	(1)%
Average Assets (in billions of dollars)	$58	$59	$60	$61	$64	$67	14%	$59	$66	12%
Return on Assets	6.35%	6.60%	6.18%	5.92%	5.93%	5.56%		6.42%	5.70%

Revenue Details
Treasury and Trade Solutions	$1,750	$1,793	$1,794	$1,764	$1,781	$1,805	1%	3,543	3,586	1%
Securities and Fund Services	624	690	663	711	656	697	1%	1,314	1,353	3%
Total	$2,374	$2,483	$2,457	$2,475	$2,437	$2,502	1%	$4,857	$4,939	2%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$76	73	81	85	$72	74	1%
EMEA	97	100	104	110	106	106	6%
Latin America	17	18	20	24	26	25	39%
Asia	88	97	109	116	115	115	19%
Total	$278	$288	$314	$335	$319	$320	11%

EOP Assets Under Custody (in trillions of dollars)	$10.5	$11.4	$12.1	$12.1	$11.8	$11.3	(1)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Net Interest Revenue	$3,143	$3,186	$3,081	$2,984	$4,554	$4,367	37%	$6,329	$8,921	41%
Non-Interest Revenue	4,965	1,373	880	323	3,439	2,589	89%	6,338	6,028	(5)%
Total Revenues, Net of Interest Expense (1)	8,108	4,559	3,961	3,307	7,993	6,956	53%	12,667	14,949	18%
Total Operating Expenses	3,050	3,462	3,295	3,386	3,454	3,534	2%	6,512	6,988	7%
Net Credit Losses	488	352	363	330	2,232	2,144	NM	840	4,376	NM
Credit Reserve Build / (Release)	290	238	132	2	(25)	(72)	NM	528	(97)	NM
Provision Unfunded Lending Commitments	32	83	—	5	(1)	(20)	NM	115	(21)	NM
Provision for Benefits & Claims	13	15	14	8	7	5	(67)%	28	12	(57)%
Provision for Credit Losses and for Benefits and Claims	823	688	509	345	2,213	2,057	NM	1,511	4,270	NM
Income from Continuing Operations before Taxes	4,235	409	157	(424)	2,326	1,365	NM	4,644	3,691	(21)%
Income Taxes	1,243	121	(208)	(509)	721	298	NM	1,364	1,019	(25)%
Income from Continuing Operations	2,992	288	365	85	1,605	1,067	NM	3,280	2,672	(19)%
Net Income Attributable to Minority Interests	(5)	(6)	16	24	5	1	NM	(11)	6	NM
Net Income	$2,997	$294	$349	$61	$1,600	$1,066	NM	$3,291	$2,666	(19)%
Average Assets (in billions of dollars)	$452	$432	$464	$447	$563	$565	31%	$442	$564	28%
Return on Assets	2.69%	0.27%	0.30%	0.05%	1.15%	0.76%		1.50%	0.95%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	$1,323	(4)%	$2,672	$2,603	(3)%
Citi-Branded Cards	1,207	806	684	642	2,521	2,370	NM	2,013	4,891	NM
Regional Consumer Banking	2,503	2,182	2,017	1,874	3,801	3,693	69%	4,685	7,494	60%
Securities and Banking	5,016	1,721	1,301	795	3,553	2,627	53%	6,737	6,180
Transaction Services	589	656	643	638	639	636	(3)%	1,245	1,275	2%
Total GAAP Revenues	8,108	4,559	3,961	3,307	7,993	6,956	53%	12,667	14,949	18%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	NM	3,128	—	NM
Total Managed Revenues	$9,592	$6,203	$5,761	$5,051	$7,993	$6,956	12%	$15,795	$14,949	(5)%

GAAP Net Credit Losses	$488	$352	$363	$330	$2,232	$2,144	NM	$840	$4,376	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	NM	3,328	—	NM
Total Managed Net Credit Losses	$1,979	$2,189	$2,239	$2,057	$2,232	$2,144	(2)%	$4,168	$4,376	5%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	$225	(7)%	$483	$409	(15)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	(163)	(58)%	13	(325)	NM
Regional Consumer Banking	357	139	206	28	22	62	(55)%	496	84	(83)%
Securities and Banking	2,497	(32)	7	(87)	1,424	839	NM	2,465	2,263	(8)%
Transaction Services	138	181	152	144	159	166	(8)%	319	325	2%
Total	$2,992	$288	$365	$85	$1,605	$1,067	NM	$3,280	$2,672	(19)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Net Interest Revenue	$1,495	$1,427	$1,430	$1,332	$1,174	$1,203	(16)%	$2,922	$2,377	(19)%
Non-Interest Revenue	3,931	2,385	2,032	961	2,579	1,783	(25)%	6,316	4,362	(31)%
Total Revenues, Net of Interest Expense	5,426	3,812	3,462	2,293	3,753	2,986	(22)%	9,238	6,739	(27)%
Total Operating Expenses	1,495	1,576	1,863	1,751	1,760	2,059	31%	3,071	3,819	24%
Net Credit Losses	149	251	346	328	116	94	(63)%	400	210	(48)%
Credit Reserve Build / (Release)	107	655	87	(50)	(174)	(165)	NM	762	(339)	NM
Provision Unfunded Lending Commitments	—	—	—	19	(6)	(5)	—	—	(11)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	256	906	433	297	(64)	(76)	NM	1,162	(140)	NM
Income from Continuing Operations before Taxes	3,675	1,330	1,166	245	2,057	1,003	(25)%	5,005	3,060	(39)%
Income Taxes	1,211	344	331	26	692	280	(19)%	1,555	972	(37)%
Income from Continuing Operations	2,464	986	835	219	1,365	723	(27)%	3,450	2,088	(39)%
Net Income Attributable to Minority Interests	1	8	8	20	20	17	NM	9	37	NM
Net Income	$2,463	$978	$827	$199	$1,345	$706	(28)%	$3,441	$2,051	(40)%
Average Assets (in billions of dollars)	$227	$241	$223	$242	$225	$228	(5)%	$234	$227	(3)%
Return on Assets	4.40%	1.63%	1.47%	0.33%	2.42%	1.24%		2.97%	1.82%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	$205	(12)%	$439	$427	(3)%
Citi-Branded Cards	155	160	178	173	183	171	7%	315	354	12%
Regional Consumer Banking	360	394	415	386	405	376	(5)%	$754	$781	4%
Securities and Banking	4,222	2,558	2,202	1,067	2,515	1,762	(31)%	6,780	4,277	(37)%
Transaction Services	844	860	845	840	833	848	(1)%	1,704	1,681	(1)%
Total	$5,426	$3,812	$3,462	$2,293	$3,753	$2,986	(22)%	$9,238	$6,739	(27)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	$9	NM	$(117)	$3	NM
Citi-Branded Cards	8	(34)	—	(4)	33	41	NM	(26)	74	NM
Regional Consumer Banking	(33)	(110)	(23)	(43)	27	50	NM	$(143)	$77	NM
Securities and Banking	2,171	746	550	(41)	1,032	355	(52)%	2,917	1,387	(52)%
Transaction Services	326	350	308	303	306	318	(9)%	676	624	(8)%
Total	$2,464	$986	$835	$219	$1,365	$723	(27)%	$3,450	$2,088	(39)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
LATIN AMERICA
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,871	$2,069	$2,133	$2,118	$2,189	$2,176	5%	$3,940	$4,365	11%
Non-Interest Revenue	1,196	1,270	880	1,174	838	856	(33)%	2,466	1,694	(31)%
Total Revenues, Net of Interest Expense	3,067	3,339	3,013	3,292	3,027	3,032	(9)%	6,406	6,059	(5)%
Total Operating Expenses	1,271	1,421	1,475	1,670	1,479	1,652	16%	2,692	3,131	16%
Net Credit Losses	468	611	651	631	511	471	(23)%	1,079	982	(9)%
Credit Reserve Build / (Release)	273	196	210	(20)	(153)	(256)	NM	469	(409)	NM
Provision Unfunded Lending Commitments	—	—	—	(2)	—	—	—	—	—	—
Provision for Benefits & Claims	29	27	29	29	36	22	(19)%	56	58	4%
Provision for Credit Losses and for Benefits and Claims	770	834	890	638	394	237	(72)%	1,604	631	(61)%
Income from Continuing Operations before Taxes	1,026	1,084	648	984	1,154	1,143	5%	2,110	2,297	9%
Income Taxes	235	291	204	347	336	302	4%	526	638	21%
Income from Continuing Operations	791	793	444	637	818	841	6%	1,584	1,659	5%
Net Income Attributable to Minority Interests	—	—	—	(1)	(5)	1	—	—	(4)	—
Net Income	$791	$793	$444	$638	$823	$840	6%	$1,584	$1,663	5%
Average Assets (in billions of dollars)	$127	$140	$141	$144	$146	$150	7%	$134	$148	10%
Return on Assets	2.53%	2.27%	1.25%	1.76%	2.29%	2.25%		2.38%	2.27%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	$1,236	11%	$2,138	$2,432	14%
Citi-Branded Cards	898	838	857	889	880	882	5%	1,736	1,762	1%
Regional Consumer Banking	1,924	1,950	1,971	2,072	2,076	2,118	9%	$3,874	$4,194	8%
Securities and Banking	800	1,049	705	867	607	558	(47)%	1,849	1,165	(37)%
Transaction Services	343	340	337	353	344	356	5%	683	700	2%
Total	$3,067	$3,339	$3,013	$3,292	$3,027	$3,032	(9)%	$6,406	$6,059	(5)%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	$275	40%	$426	$531	25%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	216	NM	(91)	349	NM
Regional Consumer Banking	219	116	77	113	389	491	NM	$335	$880	NM
Securities and Banking	412	527	219	378	272	197	(63)%	939	469	(50)%
Transaction Services	160	150	148	146	157	153	2%	310	310	0%
Total	$791	$793	$444	$637	$818	$841	6%	$1,584	$1,659	5%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
ASIA
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$2,002	$2,092	$2,083	$1,986	$1,953	$1,996	(5)%	$4,094	$3,949	(4)%
Non-Interest Revenue	2,324	1,583	949	1,054	1,796	1,519	(4)%	3,907	3,315	(15)%
Total Revenues, Net of Interest Expense	4,326	3,675	3,032	3,040	3,749	3,515	(4)%	8,001	7,264	(9)%
Total Operating Expenses	1,583	1,609	1,789	1,944	1,792	1,845	15%	3,192	3,637	14%
Net Credit Losses	146	361	374	306	283	256	(29)%	507	539	6%
Credit Reserve Build / (Release)	328	142	93	32	(8)	(146)	NM	470	(154)	NM
Provision Unfunded Lending Commitments	—	—	—	1	—	(1)	—	—	(1)	—
Provision for Benefits & Claims	—	—	—	—	1	—	—	—	1	—
Provision for Credit Losses and for Benefits and Claims	474	503	467	339	276	109	(78)%	977	385	(61)%
Income from Continuing Operations before Taxes	2,269	1,563	776	757	1,681	1,561	—	3,832	3,242	(15)%
Income Taxes (benefits)	685	394	(70)	(144)	308	396	1%	1,079	704	(35)%
Income from Continuing Operations	1,584	1,169	846	901	1,373	1,165	—	2,753	2,538	(8)%
Net Income Attributable to Minority Interests	1	1	1	—	1	1	—	2	2	—
Net Income	$1,583	$1,168	$845	$901	$1,372	$1,164	—	$2,751	$2,536	(8)%
Average Assets (in billions of dollars)	$252	$261	$268	$292	$299	$307	18%	$257	$303	18%
Return on Assets	2.55%	1.79%	1.25%	1.22%	1.86%	1.52%		2.16%	1.69%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	$1,152	8%	$2,077	$2,268	9%
Citi-Branded Cards	556	608	641	680	684	693	14%	1,164	1,377	18%
Regional Consumer Banking	1,566	1,675	1,717	1,808	1,800	1,845	10%	$3,241	$3,645	12%
Securities and Banking	2,162	1,373	683	588	1,328	1,008	(27)%	3,535	2,336	(34)%
Transaction Services	598	627	632	644	621	662	6%	1,225	1,283	5%
Total	$4,326	$3,675	$3,032	$3,040	$3,749	$3,515	(4)%	$8,001	$7,264	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	$375	37%	$493	$789	60%
Citi-Branded Cards	28	6	70	110	162	199	NM	34	361	NM
Regional Consumer Banking	248	279	444	461	576	574	NM	$527	$1,150	NM
Securities and Banking	1,056	597	71	114	478	294	(51)%	1,653	772	(53)%
Transaction Services	280	293	331	326	319	297	1%	573	616	8%
Total	$1,584	$1,169	$846	$901	$1,373	$1,165	—	$2,753	$2,538	(8)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
STATEMENT OF INCOME AND BALANCE SHEET SUMMARY
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 vs. 2Q09 Increase/	Six Months	Six Months	YTD 2010 vs. YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Revenues
Net interest revenue	$5,057	$4,162	$3,732	$3,188	$4,375	$3,971	(5)%	9,219	8,346	(9)%
Non-interest revenue	(1,963)	11,163	2,518	1,271	2,175	948	(92)%	9,200	3,123	(66)%
Total revenues, net of interest expense	3,094	15,325	6,250	4,459	6,550	4,919	(68)%	18,419	11,469	(38)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	6,027	6,781	6,234	5,543	5,241	4,998	(26)%	12,808	10,239	(20)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(800)	NM	4,282	(460)	NM
Provision for loan losses	7,664	9,426	6,515	6,285	5,581	4,198	(55)%	17,090	9,779	(43)%
Provision for Benefits & Claims	290	267	280	257	243	185	(31)%	557	428	(23)%
Provision for unfunded lending commitments	28	52	—	26	(26)	(45)	NM	80	(71)	NM
Total provisions for credit losses and for benefits and claims	7,982	9,745	6,795	6,568	5,798	4,338	(55)%	17,727	10,136	(43)%

Total operating expenses	4,185	3,609	2,962	3,008	2,574	2,424	(33)%	7,794	4,998	(36)%

Income (Loss) from Continuing Operations before Income Taxes	(9,073)	1,971	(3,507)	(5,117)	(1,822)	(1,843)	NM	(7,102)	(3,665)	48%
Provision (benefits) for income taxes	(3,588)	789	(1,513)	(2,566)	(946)	(646)	NM	(2,799)	(1,592)	43%

Income (Loss) from Continuing Operations	(5,485)	1,182	(1,994)	(2,551)	(876)	(1,197)	NM	(4,303)	(2,073)	52%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(11)	(37)	49	28	11	8	NM	(48)	19	NM
Citi Holding’s Net Income (Loss)	$(5,474)	$1,219	$(2,043)	$(2,579)	$(887)	$(1,205)	NM	$(4,255)	$(2,092)	51%

Balance Sheet Data (in billions):

Total EOP Assets	$599	$582	$556	$487	$503	$465	(20)%

Total EOP Deposits	$85	$84	$87	$89	$86	$82	(2)%

Total GAAP Revenues	$3,094	$15,325	$6,250	$4,459	$6,550	$4,919	(68)%	$18,419	$11,469	(38)%
Net Impact of Credit Card Securitization Activity (1)	968	1,482	952	733	—	—	NM	2,450	—	NM
Total Managed Revenues	$4,062	$16,807	$7,202	$5,192	$6,550	$4,919	(71)%	$20,869	$11,469	(45)%

GAAP Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	$4,998	(26)%	$12,808	$10,239	(20)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	—	NM	2,335	—	NM
Total Managed Net Credit Losses	$7,084	$8,059	$7,371	$6,661	$5,241	$4,998	(38)%	$15,143	$10,239	(32)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
BROKERAGE AND ASSET MANAGEMENT
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 vs. 2Q09 Increase/	Six Months	Six Months	YTD 2010 vs. YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Net Interest Revenue	$364	$162	$(82)	$(54)	$(65)	$(71)	NM	$526	$(136)	NM
Non-Interest Revenue	1,243	12,058	607	325	405	212	(98)%	13,301	617	(95)%
Total Revenues, Net of Interest Expense	1,607	12,220	525	271	340	141	(99)%	13,827	481	(97)%
Total Operating Expenses	1,499	1,044	307	291	265	258	(75)%	2,543	523	(79)%
Net Credit Losses	—	—	1	—	11	1	—	—	12	—
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	—	46	(10)	NM
Provision for Benefits & Claims	11	8	8	13	9	9	13%	19	18	(5)%
Provision for Unfunded Lending Commitments	—	—	—	(5)	—	(6)	—	—	(6)	—
Provision for Loan Losses and for Benefits and Claims	54	11	(2)	9	13	1	(91)%	65	14	(78)%
Income (loss) from Continuing Operations before Taxes	54	11,165	220	(29)	62	(118)	NM	11,219	(56)	(100)%
Income Taxes (benefits)	20	4,390	130	(67)	(19)	(30)	(101)%	4,410	(49)	NM
Income (loss) from Continuing Operations	34	6,775	90	38	81	(88)	NM	6,809	(7)	(100)%
Net Income (loss) Attributable to Minority Interests	(17)	6	16	7	(5)	7	17%	(11)	2	NM
Net Income (Loss)	$51	$6,769	$74	$31	$86	$(95)	NM	$6,820	$(9)	(100)%

EOP Assets (in billions of dollars)	$47	$51	$54	$30	$31	$30	(41)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$28	$32	$32	$30	$31	$30	(6)%

EOP Deposits (in billions of dollars)	$59	$56	$60	$60	$59	$57	2%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,704	$3,185	$3,272	$2,834	$4,020	$3,688	16%	$6,889	$7,708	12%
Non-Interest Revenue	2,317	296	1,090	1,067	650	518	75%	2,613	1,168	(55)%
Total Revenues, Net of Interest Expense (1)	6,021	3,481	4,362	3,901	4,670	4,206	21%	9,502	8,876	(7)%
Total Operating Expenses	2,470	2,376	2,442	2,511	2,178	2,046	(14)%	4,846	4,224	(13)%
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	4,535	(12)%	9,661	9,473	(2)%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(421)	NM	4,346	(35)	(101)%
Provision for Benefits & Claims	279	259	272	244	234	176	(32)%	538	410	(24)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	6,358	8,187	5,761	5,732	5,558	4,290	(48)%	14,545	9,848	(32)%
Income (loss) from Continuing Operations before Taxes	(2,807)	(7,082)	(3,841)	(4,342)	(3,066)	(2,130)	70%	(9,889)	(5,196)	47%
Income Taxes (benefits)	(1,236)	(2,735)	(1,699)	(1,986)	(1,228)	(900)	67%	(3,971)	(2,128)	46%
Income (loss) from Continuing Operations	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(1,230)	72%	(5,918)	(3,068)	48%
Net Income (loss) Attributable to Minority Interests	6	5	13	9	—	7	40%	11	7	(36)%
Net Income (Loss)	$(1,577)	$(4,352)	$(2,155)	$(2,365)	$(1,838)	$(1,237)	72%	$(5,929)	$(3,075)	48%
Average Assets (in billions of dollars)	$368	$358	$345	$333	$355	$333	(7)%	$363	$344	(5)%
EOP Assets (in billions of dollars)	$359	$351	$339	$321	$346	$323	(8)%	$351	$323

Net Credit Losses as a % of Average Loans	5.74%	6.74%	6.59%	6.47%	6.30%	6.03%

Revenue by Business
International	$2,024	$689	$852	$424	$335	$444	(36)%	$2,713	$779	(71)%
Retail Partner Cards	1,527	789	1,441	1,682	2,206	2,113	NM	2,316	4,319	86%
North America (ex Cards)	2,470	2,003	2,069	1,795	2,129	1,649	(18)%	4,473	3,778	(16)%
Total GAAP Revenues	6,021	3,481	4,362	3,901	4,670	4,206	21%	9,502	8,876	(7)%
Net Impact of Credit Cards Securitization Activity (2)	968	1,482	952	733	—	—	NM	2,450	—	NM
Total Managed Revenues	$6,989	$4,963	$5,314	$4,634	$4,670	$4,206	(15)%	$11,952	$8,876	(26)%

Net Credit Losses by Business
International	$818	$962	$957	$784	$612	$495	(49)%	$1,780	$1,107	(38)%
Retail Partner Cards	901	872	867	845	1,932	1,775	NM	1,773	3,707	NM
North America (ex Cards)	2,798	3,310	3,088	2,983	2,394	2,265	(32)%	6,108	4,659	(24)%
Total GAAP NCLs	4,517	5,144	4,912	4,612	4,938	4,535	(12)%	9,661	9,473	(2)%
Impact of Credit Cards Securitization Activity (2)	1,057	1,278	1,137	1,118	—	—	NM	2,335	—	NM
Total Managed Net Credit Losses	$5,574	$6,422	$6,049	$5,730	$4,938	$4,535	(29)%	$11,996	$9,473	(21)%

(1)          For Retail Partner Cards, the first quarter of 2009 and the fourth quarter of 2009 include releases of  approximately $213 million and $275 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

International Key Indicators
Branches	799	744	606	540	539	537	(28)%
Average Loans (in billions of dollars) (2)	$39.3	$39.7	$38.8	$35.6	$30.0	$26.1	(34)%
EOP Loans (2):
Real Estate Lending	$9.2	$9.8	$9.5	$9.2	$7.8	$7.0	(29)%
Cards	10.8	11.5	9.6	8.3	7.0	6.2	(46)%
Commercial Markets	1.1	1.2	1.2	1.1	1.1	0.9	(25)%
Personal and Other	17.3	17.0	16.2	13.7	11.8	10.5	(38)%
EOP Loans (in billions of dollars)	$38.4	$39.5	$36.5	$32.3	$27.7	$24.6	(38)%
Net Interest Revenue	$830	$689	$791	$521	$465	$390	(43)%
As a % of Average Loans	8.57%	6.96%	8.09%	5.81%	6.29%	5.99%	(14)%
Net Credit Losses	$818	$962	$957	$784	$612	$495	(49)%
As a % of Average Loans	8.44%	9.72%	9.79%	8.74%	8.27%	7.61%
Loans 90+ Days Past Due	$1,380	$1,551	$1,465	$1,362	$953	$724	(53)%
As a % of EOP Loans	3.59%	3.93%	4.01%	4.22%	3.44%	2.94%
Loans 30-89 Days Past Due	$1,964	$1,845	$1,733	$1,482	$1,059	$939	(49)%
As a % of EOP Loans	5.11%	4.67%	4.75%	4.59%	3.82%	3.82%

North America Key Indicators - Retail Partner Cards (1)
EOP Open Accounts (in millions)	107.6	105.7	100.5	99.8	95.1	92.4	(13)%
Purchase Sales (in billions of dollars)	$23.4	$26.7	$25.8	$26.9	$18.7	$21.4	(20)%

Average Managed Loans (in billions of dollars) (2)
Off-Balance Sheet	$36.3	$38.5	$37.3	$36.3	$—	$—	(100)%
Held for Sale	—	—	—	—	—	—	—
On Balance Sheet	30.0	25.0	25.0	24.5	57.1	53.1	NM
Total	$66.3	$63.5	$62.3	$60.8	$57.1	$53.1	(16)%
EOP Managed Loans (in billions of dollars) (2)	$64.0	$63.3	$61.1	$60.6	$54.5	$50.2	(21)%
Managed Average Yield (3)	16.85%	17.81%	17.80%	17.87%	18.27%	18.31%
Managed Net Interest Revenue (4)	$2,277	$2,271	$2,337	$2,234	$2,044	$1,989	(12)%
As a % of Avg. Managed Loans	13.93%	14.34%	14.88%	14.58%	14.52%	15.02%
Managed Net Credit Losses	$1,958	$2,150	$2,004	$1,963	$1,932	$1,775	(17)%
As a % of Avg. Managed Loans	11.98%	13.58%	12.76%	12.81%	13.72%	13.41%
Managed Net Credit Margin (5)	$507	$90	$362	$427	$254	$318	NM
As a % of Avg. Managed Loans	3.10%	0.57%	2.31%	2.79%	1.80%	2.40%
Managed Loans 90+ Days Past Due	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	(23)%
As a % of EOP Managed Loans	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%
Managed Loans 30-89 Days Past Due	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	(22)%
As a % of EOP Managed Loans	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%

(1)         Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)         Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)         Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)         Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING - Page 3
(In millions of dollars, except branches)

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

North America Key Indicators (ex Cards)
Branches	2,341	2,332	2,300	2,261	2,250	2,218	(5)%
Average Loans (in billions of dollars)	$249.8	$241.2	$231.7	$222.9	$230.9	$222.5	(8)%
EOP Loans (in billions of dollars)	$245.8	$236.2	$227.4	$218.5	$226.7	$211.5	(10)%
Net Interest Revenue	$1,990	$1,685	$1,577	$1,500	1,511	1,309	(22)%
As a % of Average Loans	3.23%	2.80%	2.70%	2.67%	2.65%	2.36%
Net Credit Losses	$2,798	$3,310	$3,088	$2,983	$2,394	$2,265	(32)%
As a % of Average Loans	4.54%	5.50%	5.29%	5.31%	4.20%	4.08%
Loans 90+ Days Past Due (1) (2)	$11,307	$11,728	$14,071	$14,414	$13,470	$11,643	(1)%
As a % of EOP Loans	4.74%	5.16%	6.42%	6.89%	6.27%	5.84%
Loans 30-89 Days Past Due (1) (2)	$9,340	$9,777	$10,204	$9,949	$8,803	$8,112	(17)%
As a % of EOP Loans	3.91%	4.30%	4.66%	4.76%	4.10%	4.07%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$172.6	$166.2	$158.9	$152.7	$149.3	$144.0	(13)%
EOP Loans (in billions of dollars)	$169.7	$162.2	$155.7	$149.5	$146.6	$138.5	(15)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$435.0	$404.4	$385.0	$364.6	$341.4	$327.6	(19)%
Net Servicing & Gain/(Loss) on Sale	$(12.4)	$(183.9)	$(122.4)	$(150.2)	$69.6	$180.7	NM
Net Interest Revenue on Loans	$753	$556	$500	$487	$547	$428	(23)%
As a % of Avg. Loans	1.77%	1.34%	1.25%	1.27%	1.49%	1.19%
Net Credit Losses	$1,937	$2,436	$2,225	$2,062	$1,670	$1,521	(38)%
As a % of Avg. Loans	4.55%	5.88%	5.56%	5.36%	4.54%	4.24%
Loans 90+ Days Past Due (1) (2)	$9,437	$9,835	$12,035	$12,358	$10,893	$9,257	(6)%
As a % of EOP Loans	5.80%	6.41%	8.16%	8.82%	8.09%	7.32%
Loans 30-89 Days Past Due (1) (2)	$7,239	$7,561	$7,816	$7,453	$6,272	$5,725	(24)%
As a % of EOP Loans	4.45%	4.93%	5.30%	5.32%	4.66%	4.53%

(1)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $3.6 billion ($7.1 billion) and $4.3 billion ($8.7 billion), $4.9 billion ($8.3 billion), $5.4 billion ($9.0 billion), $5.2 billion ($9.0 billion) and $5.0 billion ($9.4 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $0.6 billion ($7.1 billion) and $0.7 billion ($8.7 billion), $0.8 billion ($8.3 billion) $1.0 billion ($9.0 billion), $1.2 billion ($9.0 billion) and $1.6 billion ($9.4 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

(2)

The March 31, 2010 and June 30, 2010 Loans 90+ days past due and 30-89 days past due and related ratios for North America (ex Cards) excludes $2.9 billion and $ 2.6 billion, respectively, of Loans that are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING - Page 4
North America

(In millions of dollars)

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

KEY INDICATORS:

Auto Loans
Average Loans (in billions of dollars)	$18.0	$16.8	$15.6	$14.4	$13.2	$12.2	(27)%
EOP Loans (in billions of dollars)	$17.3	$16.2	$15.0	$13.8	$12.7	$8.5	(48)%
Net Interest Revenue on Loans	$314	$295	$284	$273	$254	$249	(16)%
As a % of Avg. Loans	7.07%	7.04%	7.22%	7.52%	7.80%	8.19%
Net Credit Losses	$301	$238	$260	$283	$218	$155	(35)%
As a % of Avg. Loans	6.78%	5.68%	6.61%	7.80%	6.70%	5.10%
Loans 90+ Days Past Due (1)	$256	$241	$274	$270	$172	$134	(44)%
As a % of EOP Loans	1.48%	1.49%	1.83%	1.96%	1.35%	1.58%
Loans 30-89 Days Past Due (1)	$836	$1,022	$1,038	$1,139	$744	$706	(31)%
As a % of EOP Loans	4.83%	6.31%	6.92%	8.25%	5.86%	8.31%

Student Loans
Average Loans (in billions of dollars)	$26.5	$26.6	$26.3	$26.3	$40.1	$39.5	48%
EOP Loans (in billions of dollars)	$26.7	$26.6	$26.5	$26.3	$39.9	$39.2	47%
Net Interest Revenue on Loans	$102	$61	$68	$76	$89	$88	44%
As a % of Avg. Loans	1.56%	0.92%	1.03%	1.15%	0.90%	0.89%
Net Credit Losses	$20	$27	$26	$28	$27	$41	52%
As a % of Avg. Loans	0.31%	0.41%	0.39%	0.42%	0.27%	0.42%
Loans 90+ Days Past Due	$829	$863	$860	$875	$1,533	$1,491	73%
As a % of EOP Loans	3.10%	3.24%	3.25%	3.33%	3.84%	3.80%
Loans 30-89 Days Past Due	$661	$565	$679	$774	$1,236	$1,137	NM
As a % of EOP Loans	2.48%	2.12%	2.56%	2.94%	3.10%	2.90%

Personal Loans & Other
Average Loans (in billions of dollars)	$21.3	$20.4	$19.9	$18.8	$17.8	$16.7	(18)%
EOP Loans (in billions of dollars)	$20.8	$20.1	$19.4	$18.3	$17.2	$15.4	(23)%
Net Interest Revenue on Loans	$713	$671	$672	$628	$582	$544	(19)%
As a % of Avg. Loans	13.58%	13.19%	13.40%	13.25%	13.26%	13.07%
Net Credit Losses	$534	$570	$510	$516	$415	$455	(20)%
As a % of Avg. Loans	10.17%	11.21%	10.17%	10.89%	9.46%	10.93%
Loans 90+ Days Past Due	$668	$615	$645	$556	$566	$503	(18)%
As a % of EOP Loans	3.21%	3.06%	3.32%	3.04%	3.29%	3.27%
Loans 30-89 Days Past Due	$462	$476	$477	$437	$415	$389	(18)%
As a % of EOP Loans	2.22%	2.37%	2.46%	2.39%	2.41%	2.53%

Commercial Real Estate
Average Loans (in billions of dollars)	$11.4	$11.2	$11.0	$10.7	$10.5	$10.1	(10)%
EOP Loans (in billions of dollars)	$11.3	$11.1	$10.8	$10.6	$10.3	$9.9	(11)%
Net Interest Revenue on Loans	$44	$30	$33	$34	$33	$33	10%
As a % of Avg. Loans	1.57%	1.07%	1.19%	1.26%	1.27%	1.31%
Net Credit Losses	$6	$39	$67	$94	$64	$93	NM
As a % of Avg. Loans	0.21%	1.40%	2.42%	3.49%	2.47%	3.69%
Loans 90+ Days Past Due	$117	$174	$257	$355	$306	$258	48%
As a % of EOP Loans	1.04%	1.57%	2.38%	3.35%	2.97%	2.61%
Loans 30-89 Days Past Due	$142	$153	$194	$146	$136	$155	1%
As a % of EOP Loans	1.26%	1.38%	1.80%	1.38%	1.32%	1.57%

(1)          The second quarter of 2010 excludes as estimated $27 million (90+ DPD) and $145 million (30-89 DPD) related to the transfer from Loans to Loans-held-for-sale on the Consolidated Balance Sheet related to the announced sale of a portfolio, expected to close in the third quarter of 2010.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
SPECIAL ASSET POOL
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$989	$815	$542	$408	$420	$354	(57)%	$1,804	$774	(57)%
Non-Interest Revenue	(5,523)	(1,191)	821	(121)	1,120	218	NM	(6,714)	1,338	NM
Total Revenues, Net of Interest Expense	(4,534)	(376)	1,363	287	1,540	572	NM	(4,910)	2,112	NM
Total Operating Expenses	216	189	213	206	131	120	(37)%	405	251	(38)%
Net Credit Losses	1,510	1,637	1,321	931	292	462	(72)%	3,147	754	(76)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	NM	(110)	(415)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	28	52	—	31	(26)	(39)	NM	80	(65)	NM
Provision for Loan Losses and for Benefits and Claims	1,570	1,547	1,036	827	227	47	(97)%	3,117	274	(91)%
Income (loss) from Continuing Operations before Taxes	(6,320)	(2,112)	114	(746)	1,182	405	NM	(8,432)	1,587	NM
Income Taxes (benefits)	(2,372)	(866)	56	(513)	301	284	NM	(3,238)	585	NM
Income (loss) from Continuing Operations	(3,948)	(1,246)	58	(233)	881	121	NM	(5,194)	1,002	NM
Net Income (loss) Attributable to Minority Interests	—	(48)	20	12	16	(6)	88%	(48)	10	NM
Net Income (Loss)	$(3,948)	$(1,198)	$38	$(245)	$865	$127	NM	$(5,146)	$992	NM

EOP Assets (in billions of dollars)	$193	$180	$163	$136	$126	$112	(38)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Average Volumes

Interest

% Average Rate (4)

	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2009	2010	2010 (5)	2009	2010	2010 (5)	2009		2010		2010 (5)
Assets:

Deposits with Banks	$168,631	$166,378	$168,330	$377	$290	$291	0.90%		0.71%		0.69%
Fed Funds Sold and Resale Agreements (6)	192,904	238,085	269,338	794	752	781	1.65%		1.28%		1.16%
Trading Account Assets (7)	254,802	284,179	280,103	2,921	1,872	2,011	4.60%		2.67%		2.88%
Investments (1)	258,365	311,320	311,403	3,435	3,109	2,986	5.33%		4.05%		3.85%
Loans (net of Unearned Income) (8)	655,941	733,872	709,500	11,929	14,673	14,227	7.29%		8.11%		8.04%
Other Interest-Earning Assets	57,416	45,894	51,519	215	156	122	1.50%		1.38%		0.95%
Total Average Interest-Earning Assets	$1,588,059	$1,779,728	$1,790,193	$19,671	$20,852	$20,418	4.97%		4.75%		4.57%

Liabilities:

Deposits	$659,225	$713,659	$709,803	$2,840	$2,080	$2,036	1.73%		1.18%		1.15%
Fed Funds Purchased and Repurchase Agreements (6)	208,294	200,142	238,369	931	654	797	1.79%		1.33%		1.34%
Trading Account Liabilities (7)	56,244	79,547	83,237	69	63	106	0.49%		0.32%		0.51%
Short-Term Borrowings	171,499	180,444	155,890	315	276	215	0.74%		0.62%		0.55%
Long-Term Debt (9)	325,642	423,068	414,893	2,687	3,218	3,225	3.31%		3.08%		3.12%
Total Average Interest-Bearing Liabilities	$1,420,904	$1,596,860	$1,602,192	$6,842	$6,291	$6,379	1.93%		1.60%		1.60%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,829	$14,561	$14,039	3.24%		3.32%		3.15%

2Q10 Increase (Decrease) From							(9	)bps	(17	)bps

(1)         Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $82 million for the 2009 second quarter, $135 million for the 2010 first quarter and $149 million for the 2010 second quarter.

(2)         Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average Rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

							June 30, 2010
							vs.
	1Q	2Q	3Q	4Q	1Q	2Q	December 31, 2009
	2009	2009	2009	2009	2010	2010	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$134.5	$143.0	$147.8	$146.7	$146.4	$144.7	(1)%
EMEA	8.5	9.3	9.8	10.1	9.4	8.7	(14)%
Latin America	35.3	36.7	36.5	41.4	40.6	40.9	(1)%
Asia	84.2	89.2	94.2	94.5	98.4	97.1	3%
Total	$262.5	$278.2	$288.3	$292.7	$294.8	$291.4	—

ICG
Securities and Banking	$124.7	$117.9	$120.5	$117.6	$120.5	$112.4	(4)%
Transaction Services	276.4	309.5	321.9	324.1	314.5	314.9	(3)%
Total	$401.1	$427.4	$442.4	$441.7	$435.0	$427.3	(3)%

Total Citicorp	$663.6	$705.6	$730.7	$734.4	$729.8	$718.7	(2)%

Citi Holdings Deposits

Brokerage and Asset Management	$58.6	$56.3	$59.7	$59.9	$58.9	$57.1	(5)%
Local Consumer Lending	26.2	27.6	27.3	28.6	26.6	25.1	(12)%

Total Citi Holdings	$84.8	$83.9	$87.0	$88.5	$85.5	$82.2	(7)%

Corporate/Other Deposits	$14.3	$15.2	$14.9	$13.0	$12.6	$13.1	1%

Total Citigroup Deposits	$762.7	$804.7	$832.6	$835.9	$827.9	$814.0	(3)%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 90+ Days Past Due (1) (2)						EOP
	1Q	2Q	3Q	4Q	1Q	2Q	2Q
	2009	2009	2009	2009	2010	2010	2010

Citicorp
Total	$3,943	$4,289	$3,899	$4,023	$3,937	$3,733	$218.5
Ratio	1.86%	1.97%	1.74%	1.79%	1.78%	1.71%

Retail Bank
Total	$697	$767	$695	$725	$782	$804	$109.1
Ratio	0.69%	0.74%	0.64%	0.68%	0.71%	0.74%
North America	$99	$97	$92	$106	$142	$245	$30.2
Ratio	0.29%	0.29%	0.27%	0.33%	0.45%	0.81%
EMEA	$58	$70	$62	$60	$52	$50	$4.3
Ratio	1.05%	1.23%	1.09%	1.15%	1.06%	1.16%
Latin America	$277	$316	$279	$323	$352	$308	$19.6
Ratio	1.80%	1.92%	1.58%	1.77%	1.81%	1.57%
Asia	$263	$284	$262	$236	$236	$201	$55.0
Ratio	0.57%	0.60%	0.52%	0.46%	0.43%	0.37%

Citi-Branded Cards
Total	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$109.4
Ratio	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%
North America	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$77.2
Ratio	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%
EMEA	$58	$99	$90	$85	$77	$72	$2.6
Ratio	2.32%	3.54%	3.00%	2.83%	2.66%	2.77%
Latin America	$562	$707	$609	$565	$510	$481	$12.0
Ratio	4.97%	5.84%	5.03%	4.56%	4.21%	4.01%
Asia	$319	$350	$315	$277	$264	$246	$17.6
Ratio	2.07%	2.12%	1.85%	1.55%	1.51%	1.40%

Citi Holdings - Local Consumer Lending (3) (4)	$15,478	$15,869	$18,123	$18,457	$16,808	$14,371	$286.3
Ratio	4.54%	4.80%	5.72%	6.11%	5.66%	5.24%

International	$1,380	$1,551	$1,465	$1,362	$953	$724	$24.6
Ratio	3.59%	3.93%	4.01%	4.22%	3.44%	2.94%
North America Retail Partner Cards	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$50.2
Ratio	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%
North America (excluding Cards) (3) (4)	$11,307	$11,728	$14,071	$14,414	$13,470	$11,643	$211.5
Ratio	4.74%	5.16%	6.42%	6.89%	6.27%	5.84%

Total Citigroup (excluding Special Asset Pool) (3) (4)	$19,421	$20,158	$22,022	$22,480	$20,745	$18,104	$504.8
Ratio	3.51%	3.68%	4.07%	4.27%	4.01%	3.67%

(1)   Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)   The ratio of 90+ days past due is calculated based on end-of-period loans, net of unearned income.

(3)   The 90+ Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 29.

(4)   The March 31, 2010 and June 30, 2010 Loans 90+ days past due and 30-89 days past due and related ratios for North America (ex Cards) excludes $2.9 billion and $ 2.6 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 30-89 Days Past Due (1) (2)						EOP
	1Q	2Q	3Q	4Q	1Q	2Q	2Q
	2009	2009	2009	2009	2010	2010	2010

Citicorp
Total	$4,651	$4,328	$4,352	$4,245	$4,294	$3,858	$218.5
Ratio	2.19%	1.99%	1.94%	1.89%	1.94%	1.77%

Retail Bank
Total	$1,107	$1,084	$1,013	$1,014	$1,200	$1,131	$109.1
Ratio	1.09%	1.05%	0.94%	0.95%	1.08%	1.04%
North America	$92	$87	$82	$81	$236	$241	$30.2
Ratio	0.27%	0.26%	0.24%	0.25%	0.75%	0.80%
EMEA	$213	$235	$230	$203	$182	$145	$4.3
Ratio	3.87%	4.12%	4.04%	3.90%	3.71%	3.37%
Latin America	$305	$337	$315	$316	$346	$305	$19.6
Ratio	1.98%	2.04%	1.78%	1.74%	1.78%	1.56%
Asia	$497	$425	$386	$414	$436	$440	$55.0
Ratio	1.08%	0.90%	0.77%	0.81%	0.80%	0.80%

Citi-Branded Cards
Total	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$109.4
Ratio	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%
North America	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$77.2
Ratio	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%
EMEA	$131	$146	$155	$140	$113	$90	$2.6
Ratio	5.24%	5.21%	5.17%	4.67%	3.90%	3.46%
Latin America	$689	$693	$604	$556	$475	$485	$12.0
Ratio	6.10%	5.73%	4.99%	4.48%	3.93%	4.04%
Asia	$387	$381	$367	$353	$361	$324	$17.6
Ratio	2.51%	2.31%	2.16%	1.97%	2.06%	1.84%

Citi Holdings - Local Consumer Lending (3) (4)	$14,130	$14,371	$14,848	$14,105	$12,236	$11,201	$286.3
Ratio	4.14%	4.35%	4.69%	4.67%	4.12%	4.08%

International	$1,964	$1,845	$1,733	$1,482	$1,059	$939	$24.6
Ratio	5.11%	4.67%	4.75%	4.59%	3.82%	3.82%
North America Retail Partner Cards	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$50.2
Ratio	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%
North America (excluding Cards) (3) (4)	$9,340	$9,777	$10,204	$9,949	$8,803	$8,112	$211.5
Ratio	3.91%	4.30%	4.66%	4.76%	4.10%	4.07%

Total Citigroup (excluding Special Asset Pool) (3)(4)	$18,781	$18,699	$19,200	$18,350	$16,530	$15,059	$504.8
Ratio	3.40%	3.41%	3.55%	3.49%	3.19%	3.06%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)	The ratio of 30-89 days past due is calculated based on end-of-period loans, net of unearned income.

(3)

The 30-89 days past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 29.

(4)

The March 31, 2010 and June 30, 2010 Loans 90+ days past due and 30-89 days past due and related ratios for North America (ex Cards) excludes $2.9 billion and $ 2.6 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$29,616	$31,703	$35,940	$36,416	$36,033	$48,746		$29,616	$36,033

Gross Credit (Losses)	(7,660)	(8,773)	(8,449)	(7,902)	(9,298)	(9,121)	(4)%	(16,433)	(18,419)	(12)%
Gross Recoveries	378	418	480	767	914	1,159	NM	796	2,073	NM
Net Credit (Losses) / Recoveries (NCL’s)	(7,282)	(8,355)	(7,969)	(7,135)	(8,384)	(7,962)	5%	(15,637)	(16,346)	(5)%
NCL’s	7,282	8,355	7,969	7,135	8,384	7,962	(5)%	15,637	16,346	5%
Net Reserve Builds / (Releases)	2,262	2,921	113	445	(882)	(1,752)	NM	5,183	(2,634)	NM
Net Specific Reserve Builds / (Releases)	371	957	689	261	864	313	(67)%	1,328	1,177	(11)%
Provision for Loan Losses	9,915	12,233	8,771	7,841	8,366	6,523	(47)%	22,148	14,889	(33)%
Other (3) (4) (5) (6)	(546)	359	(326)	(1,089)	12,731	(1,110)		(187)	11,621
Allowance for Loan Losses at End of Period (1) (2) (a)	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197		$35,940	$46,197

Allowance for Unfunded Lending Commitments (7) (a)	$947	$1,082	$1,074	$1,157	$1,122	$1,054		$1,082	$1,054

Provision for Unfunded Lending Commitments	$60	$135	$—	$49	$(35)	$(71)		$195	$(106)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,650	$37,022	$37,490	$37,190	$49,868	$47,251		$37,022	$47,251

Total Allowance for Loan Losses as a Percentage of Total Loans (8)	4.82%	5.60%	5.85%	6.09%	6.80%	6.72%

Allowance for Loan Losses at End of Period (1):
Citicorp	$9,088	$10,676	$10,956	$10,731	$18,503	$17,524
Citi Holdings	22,615	25,264	25,460	25,302	30,243	28,673
Total Citigroup	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million , $4,819 million $6,926 million and $7,320 million as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The 2010 first quarter includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166 / 167 as of January 1, 2010.

(6)

The 2010 second quarter includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the 2010 second quarter includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(8)	March 31, 2010 and June 30, 2010 excludes $5.4 billion and $4.9 billion, respectively of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$22,204	$24,036	$27,969	$28,420	$28,397	$41,422		$22,204	$28,397

Net Credit (Losses) / Recoveries (NCL’s)	(5,711)	(6,607)	(6,428)	(6,060)	(8,020)	(7,490)	(13)%	(12,318)	(15,510)	(26)%
NCL’s	5,711	6,607	6,428	6,060	8,020	7,490	13%	12,318	15,510	26%
Net Reserve Builds / (Releases)	1,739	2,401	128	722	(507)	(1,302)	NM	4,140	(1,809)	NM
Net Specific Reserve Builds / (Releases)	560	1,002	765	295	731	484	(52)%	1,562	1,215	(22)%
Provision for Loan Losses	8,010	10,010	7,321	7,077	8,244	6,672	(33)%	18,020	14,916	(17)%
Other (3) (4) (5) (6)	(467)	530	(442)	(1,040)	12,801	(1,026)		63	11,775	NM

Allowance for Loan Losses at End of Period (1) (2) (a)	$24,036	$27,969	$28,420	$28,397	$41,422	$39,578		$27,969	$39,578

Consumer Allowance for Unfunded Lending Commitments (7) (a)	$—	$—	$—	$6	$6	$—		$—	$—

Provision for Unfunded Lending Commitments	$—	$—	$—	$(6)	$—	$(9)		$—	$(9)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,036	$27,969	$28,420	$28,403	$41,428	$39,578		$27,969	$39,578

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (8)	5.29%	6.25%	6.44%	6.70%	7.84%	7.87%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,412	$7,667	$7,971	$7,996	$7,636	$7,324		$7,412	$7,636

Net Credit (Losses) / Recoveries (NCL’s)	(1,571)	(1,748)	(1,541)	(1,075)	(364)	(472)	73%	(3,319)	(836)	75%
NCL’s	1,571	1,748	1,541	1,075	364	472	(73)%	3,319	836	(75)%
Net Reserve Builds / (Releases)	523	520	(15)	(277)	(375)	(450)	NM	1,043	(825)	NM
Net Specific Reserve Builds / (Releases)	(189)	(45)	(76)	(34)	133	(171)	NM	(234)	(38)	84%
Provision for Loan Losses	1,905	2,223	1,450	764	122	(149)	NM	4,128	(27)	(101)%
Other (3) (5)	(79)	(171)	116	(49)	(70)	(84)		(250)	(154)

Allowance for Loan Losses at End of Period (1) (b)	$7,667	$7,971	$7,996	$7,636	$7,324	$6,619		$7,971	$6,619

Corporate Allowance for Unfunded Lending Commitments (6) (b)	$947	$1,082	$1,074	$1,151	$1,116	$1,054		$1,082	$1,054

Provision for Unfunded Lending Commitments	$60	$135	$—	$55	$(35)	$(62)		$195	$(97)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,614	$9,053	$9,070	$8,787	$8,440	$7,673		$9,053	$7,673

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (9)	3.77%	4.11%	4.42%	4.56%	3.90%	3.59%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million , $4,819 million $6,926 million and $7,320 million as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The 2010 first quarter includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166 / 167 as of January 1, 2010.

(6)

The 2010 second quarter includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the 2010 second quarter includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(8)	March 31, 2010 and June 30, 2010 excludes $2.9 billion and $2.6 billion, respectively of Loans which are carried at fair value.

(9)	March 31, 2010 and June 30, 2010 excludes $2.5 billion and $2.3 billion, respectively of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)

Citicorp
Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	$2,965	88%	$2,826	$6,107	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	(100)%	3,328	—	(100)%
Managed NCLs	2,742	3,412	3,610	3,322	3,142	2,965	(13)%	6,154	6,107	(1)%
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	(639)	NM	2,229	(999)	NM

Consumer Banking
Net Credit Losses	$1,174	$1,406	$1,442	$1,388	$3,040	$2,922	NM	$2,580	$5,962	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	(408)	NM	1,305	(588)	NM
North America Consumer Banking
Net Credit Losses	257	307	279	308	2,157	2,126	NM	564	4,283	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(9)	NM	402	(5)	NM
Retail Banking
Net Credit Losses	56	88	78	88	73	79	(10)%	144	152	6%
Credit Reserve Build / (Release)	31	39	53	38	4	(9)	NM	70	(5)	NM
Citi-Branded Cards
Net Credit Losses	201	219	201	220	2,084	2,047	NM	420	4,131	NM
Credit Reserve Build / (Release)	222	110	1	33	—	—	(100)%	332	—	(100)%
EMEA Consumer Banking
Net Credit Losses	89	121	139	138	97	85	(30)%	210	182	(13)%
Credit Reserve Build / (Release)	72	158	67	10	(10)	(46)	NM	230	(56)	NM
Retail Banking
Net Credit Losses	60	74	84	84	47	46	(38)%	134	93	(31)%
Credit Reserve Build / (Release)	37	86	38	(25)	(6)	(21)	NM	123	(27)	NM
Citi-Branded Cards
Net Credit Losses	29	47	55	54	50	39	(17)%	76	89	17%
Credit Reserve Build / (Release)	35	72	29	35	(4)	(25)	NM	107	(29)	NM
Latin America Consumer Banking
Net Credit Losses	541	610	657	625	509	457	(25)%	1,151	966	(16)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	(241)	NM	322	(377)	NM
Retail Banking
Net Credit Losses	112	138	114	149	91	96	(30)%	250	187	(25)%
Credit Reserve Build / (Release)	8	34	60	(34)	(5)	(29)	NM	42	(34)	NM
Citi-Branded Cards
Net Credit Losses	429	472	543	476	418	361	(24)%	901	779	(14)%
Credit Reserve Build / (Release)	158	122	81	33	(131)	(212)	NM	280	(343)	NM
Asia Consumer Banking
Net Credit Losses	287	368	367	317	277	254	(31)%	655	531	(19)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	NM	351	(150)	NM
Retail Banking
Net Credit Losses	110	128	119	88	78	83	(35)%	238	161	(32)%
Credit Reserve Build / (Release)	103	52	(7)	42	(17)	(34)	NM	155	(51)	NM
Citi-Branded Cards
Net Credit Losses	177	240	248	229	199	171	(29)%	417	370	(11)%
Credit Reserve Build / (Release)	92	104	101	36	(21)	(78)	NM	196	(99)	NM

Institutional Clients Group (ICG)
Net Credit Losses	77	169	292	207	102	43	(75)%	246	145	(41)%
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	(231)	NM	924	(411)	NM
Securities and Banking
Net Credit Losses	74	172	294	202	101	42	(76)%	246	143	(42)%
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	(196)	NM	918	(358)	NM
Transaction Services
Net Credit Losses	3	(3)	(2)	5	1	1	NM	—	2	—
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	(35)	NM	6	(53)	NM

Total Citicorp Provision for Loan Losses	$2,249	$2,806	$2,256	$1,559	$2,782	$2,326	(17)%	$5,055	$5,108	1%

Total Citicorp Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$3,740	$4,643	$4,132	$3,286	$2,782	$2,326	(50)%	$8,383	$5,108	(39)%

(1)     Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2
CITI HOLDINGS / TOTAL CITIGROUP
(In millions of dollars)

							2Q10 vs.	Six	Six	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)	2009	2010	(Decrease)
Citi Holdings
Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	$4,998	(26)%	$12,808	$10,239	(20)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	—	(100)%	2,335	—	(100)%
Managed NCLs	7,084	8,059	7,371	6,661	5,241	4,998	(38)%	15,143	10,239	(32)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(800)	NM	4,282	(460)	NM

Brokerage and Asset Management
Net Credit Losses	—	—	1	—	11	1	—	—	12	—
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	NM	46	(10)	NM
Local Consumer Lending
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	4,535	(12)%	9,661	9,473	(2)%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(421)	NM	4,346	(35)	(101)%
Special Asset Pool
Net Credit Losses	1,510	1,637	1,321	931	292	462	(72)%	3,147	754	(76)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	NM	(110)	(415)	NM

Total Citi Holdings Provision for Loan Losses	$7,664	$9,426	$6,515	$6,285	$5,581	$4,198	(55)%	$17,090	$9,779	(43)%

Total Citi Holdings Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$8,721	$10,704	$7,652	$7,403	$5,581	$4,198	(61)%	$19,425	$9,779	(50)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,249	$2,806	$2,256	$1,559	$2,782	$2,326	(17)%	$5,055	$5,108	1%

Corporate / Other	2	1	—	(3)	3	(1)	NM	3	2	(33)%
Total Citigroup Provision for Loan Losses	$9,915	$12,233	$8,771	$7,841	$8,366	$6,523	(47)%	$22,148	$14,889	(33)%

Total Citigroup Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$12,463	$15,348	$11,784	$10,686	$8,366	$6,523	(57)%	$27,811	$14,889	(46)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$3,789	$3,499	$5,263	$5,621	$5,660	$4,411	26%
EMEA	6,479	7,690	7,969	6,308	5,834	5,508	(28)%
Latin America	300	230	416	569	608	570	NM
Asia	635	1,056	1,061	981	830	547	(48)%
Total	$11,203	$12,475	$14,709	$13,479	$12,932	$11,036	(12)%

Consumer Non-Accrual Loans By Region (2)
North America	$11,687	$12,154	$14,609	$15,111	$12,966	$11,289	(7)%
EMEA	1,128	1,356	1,314	1,159	790	690	(49)%
Latin America	1,338	1,520	1,342	1,340	1,246	1,218	(20)%
Asia	755	741	710	651	634	579	(22)%
Total	$14,908	$15,771	$17,975	$18,261	$15,636	$13,776	(13)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$840	NM
Regional Consumer Banking	35	33	26	36	35	30	(9)%
Brokerage and Asset Management	1	1	1	—	—	—	—
Local Consumer Lending	853	662	579	528	588	621	(6)%
Special Asset Pool	—	1	5	87	44	169	NM
Corporate/Other	41	14	15	11	8	13	(7)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,202	$969	$884	$1,500	$1,521	$1,673	73%

OREO By Region:
North America	$1,115	$789	$682	$1,294	$1,291	$1,428	81%
EMEA	65	97	105	121	134	146	51%
Latin America	20	29	40	45	51	43	48%
Asia	2	54	57	40	45	56	4%
Total	$1,202	$969	$884	$1,500	$1,521	$1,673	73%

Other Repossessed Assets (4)	$78	$72	$76	$73	$64	$55	(24)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$11,203	$12,475	$14,709	$13,479	$12,932	$11,036	(12)%
Consumer Non-Accrual Basis Loans	14,908	15,771	17,975	18,261	15,636	13,776	(13)%
Non-Accrual Loans (NAL)	26,111	28,246	32,684	31,740	28,568	24,812	(12)%
OREO	1,202	969	884	1,500	1,521	1,673	73%
Other Repossessed Assets	78	72	76	73	64	55	(24)%
Non-Accrual Assets (NAA)	$27,391	$29,287	$33,644	$33,313	$30,153	$26,540	(9)%

NAL as a % of Total Loans	3.97%	4.40%	5.25%	5.37%	3.96%	3.58%
NAA as a % of Total Assets	1.50%	1.58%	1.78%	1.79%	1.51%	1.37%

Allowance for Loan Losses as a % of NAL	121%	127%	111%	114%	171%	186%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$794	$822	$1,265	$1,442	$1,258	$1,046	27%
EMEA	548	1,752	1,472	1,137	1,084	861	(51)%
Latin America	89	80	150	285	342	302	NM
Asia	504	505	413	374	291	364	(28)%
Total	$1,935	$3,159	$3,300	$3,238	$2,975	$2,573	(19)%

Consumer Non-Accrual Loans By Region (2)
North America	$154	$177	$262	$207	$242	$273	54%
EMEA	174	170	251	228	215	148	(13)%
Latin America	1,331	1,512	1,310	1,300	1,205	1,178	(22)%
Asia	357	377	384	380	387	338	(10)%
Total	$2,016	$2,236	$2,207	$2,115	$2,049	$1,937	(13)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$840	NM
Regional Consumer Banking	35	33	26	36	35	30	(9)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$307	$291	$284	$874	$881	$870	NM

OREO By Region:
North America	$286	$193	$173	$786	$783	$760	NM
EMEA	—	16	15	13	12	11	(31)%
Latin America	19	28	39	35	41	43	54%
Asia	2	54	57	40	45	56	4%
Total	$307	$291	$284	$874	$881	$870	NM

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,935	$3,159	$3,300	$3,238	$2,975	$2,573	(19)%
Consumer Non-Accrual Basis Loans	2,016	2,236	2,207	2,115	2,049	1,937	(13)%
Non-Accrual Loans (NAL)	3,951	5,395	5,507	5,353	5,024	4,510	(16)%
OREO	307	291	284	874	881	870	NM
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,258	$5,686	$5,791	$6,227	$5,905	$5,380	(5)%

NAA as a % of Total Assets	0.42%	0.54%	0.54%	0.55%	0.48%	0.44%

Allowance for Loan Losses as a % of NAL	230%	198%	199%	200%	368%	389%

N/A  Not Available at the Citicorp level.  See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.

(1)     Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)     Excludes SOP 3-03 purchased distressed loans.

(3)     Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)     Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)     There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM   Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

							2Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 Increase/
	2009	2009	2009	2009	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$2,995	$2,677	$3,998	$4,179	$4,402	$3,365	26%
EMEA	5,931	5,938	6,497	5,171	4,750	4,647	(22)%
Latin America	211	150	266	284	266	268	79%
Asia	131	551	648	607	539	183	(67)%
Total	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	(9)%

Consumer Non-Accrual Loans By Region (2)
North America	$11,533	$11,977	$14,347	$14,904	$12,724	$11,016	(8)%
EMEA	954	1,186	1,063	931	575	542	(54)%
Latin America	7	8	32	40	41	40	NM
Asia	398	364	326	271	247	241	(34)%
Total	$12,892	$13,535	$15,768	$16,146	$13,587	$11,839	(13)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$—	$—	$—	(100)%
Local Consumer Lending	853	662	579	528	588	621	(6)%
Special Asset Pool	—	1	5	87	44	169	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$854	$664	$585	$615	$632	$790	19%

OREO By Region:
North America	$788	$582	$494	$497	$500	$655	13%
EMEA	65	81	90	108	122	135	67%
Latin America	1	1	1	10	10	—	(100)%
Asia	—	—	—	—	—	—	—
Total	$854	$664	$585	$615	$632	$790	19%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	(9)%
Consumer Non-Accrual Basis Loans	12,892	13,535	15,768	16,146	13,587	11,839	(13)%
Non-Accrual Loans (NAL)	22,160	22,851	27,177	26,387	23,544	20,302	(11)%
OREO	854	664	585	615	632	790	19%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$23,014	$23,515	$27,762	$27,002	$24,176	$21,092	(10)%

NAA as a % of Total Assets	3.84%	4.04%	4.99%	5.54%	4.81%	4.54%

Allowance for Loan Losses as a % of NAL	102%	111%	94%	96%	128%	141%

N/A      Not Available at the Citi Holdings level.  See “Non-Performing Assets - Page 1” (on page 34) for Total Citigroup balances.

(1)               Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)               Excludes SOP 3-03 purchased distressed loans.

(3)               Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)               Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)               There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM        Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 1 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q
	2009	2009	2009	2009	2010	2010

For Page 1 - Citigroup Summary:

Total Citigroup - Managed Net Revenues	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071

Impact of Credit Card Securitization Activity:
Citicorp	(1,484)	(1,644)	(1,800)	(1,744)	—	—
Citi Holdings	(968)	(1,482)	(952)	(733)	—	—
Total Impact of Credit Card Securitization Activity	(2,452)	(3,126)	(2,752)	(2,477)	—	—

Total Citigroup - Net Revenues	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071

Total Citigroup - Managed Net Credit Losses	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962

Impact of Credit Card Securitization Activity:
Citicorp	(1,491)	(1,837)	(1,876)	(1,727)	—	—
Citi Holdings	(1,057)	(1,278)	(1,137)	(1,118)	—	—
Total Impact of Credit Card Securitization Activity	(2,548)	(3,115)	(3,013)	(2,845)	—	—

Total Citigroup - Net Credit Losses	$7,282	$8,355	$7,969	$7,135	$8,384	$7,962

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$112.5	$112.7	$114.4	$115.9	$112.0	$108.5
Impact from Credit Card Securitizations	(68.4)	(69.6)	(70.8)	(69.7)	—	—
Average Loans	$44.1	$43.1	$43.6	$46.2	$112.0	$108.5

EOP Managed Loans - as disclosed	$110.9	$114.7	$116.8	$117.4	$110.2	$109.4
Impact from Credit Card Securitizations	(69.2)	(71.7)	(71.9)	(72.6)	—	—
EOP Loans	$41.7	$43.0	$44.9	$44.8	$110.2	$109.4

Managed Average Yield - as disclosed	14.44%	14.21%	14.15%	13.70%	14.89%	0.00%
Impact from Credit Card Securitizations	1.88%	2.11%	2.02%	2.03%	—	—
Average Yield	16.32%	16.32%	16.17%	15.73%	14.89%	0.00%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	12.11%	11.80%	11.47%	10.98%	12.16%	11.86%
Impact from Credit Card Securitizations	1.89%	3.48%	3.43%	3.13%	—	—
Net Interest Revenue as a % of Avg. Loans	14.00%	15.28%	14.90%	14.11%	12.16%	11.86%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.39%	10.02%	10.14%	9.26%	9.96%	9.68%
Impact from Credit Card Securitizations	3.75%	4.02%	3.67%	4.42%	—	—
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	9.96%	9.68%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.07%	4.36%	4.24%	4.84%	5.49%	5.52%
Impact from Credit Card Securitizations	11.05%	8.85%	7.59%	7.18%	—	—
Net Credit Margin as a % of Avg. Loans	18.12%	13.21%	11.83%	12.02%	5.49%	5.52%

Managed Loans 90+ Days Past Due - as disclosed	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—
Loans 90+ Days Past Due	$1,238	$1,413	$1,264	$1,177	$3,155	$2,929

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%
Impact from Credit Card Securitizations	0.04%	0.22%	0.08%	(0.18)%	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.97%	3.29%	2.82%	2.63%	2.86%	2.68%

Managed Loans 30-89 Days Past Due - as disclosed	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—
Loans 30-89 Days Past Due	$1,503	$1,460	$1,381	$1,317	$3,094	$2,727

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%
Impact from Credit Card Securitizations	0.38%	0.54%	0.19%	0.19%	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	3.58%	3.37%	3.05%	2.94%	2.81%	2.49%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS - PAGE 2
(In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q
	2009	2009	2009	2009	2010	2010

For Page 11 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	12.86%	12.57%	12.64%	12.05%	13.58%	12.70%
Impact from Credit Card Securitizations	(1.73)%	(1.92)%	(1.67)%	(1.56)%	—	—
Average Yield	11.13%	10.65%	10.97%	10.49%	13.58%	12.70%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	10.83%	10.33%	9.96%	9.37%	10.77%	10.21%
Impact from Credit Card Securitizations	(0.29)%	3.97%	3.60%	2.34%	—	—
Net Interest Revenue as a % of Avg. Loans	10.54%	14.30%	13.56%	11.71%	10.77%	10.21%

Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,047
Impact from Credit Card Securitizations	(1,491)	(1,837)	(1,876)	(1,727)	—	—
Net Credit Losses	$201	$219	$201	$220	$2,084	$2,047

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.27%	10.08%	9.98%	9.30%	10.67%	10.77%
Impact from Credit Card Securitizations	(2.67)%	(2.86)%	(3.20)%	(2.77)%	—	—
Net Credit Losses as a % of Avg. Loans	5.60%	7.22%	6.78%	6.53%	10.67%	10.77%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	4.82%	1.86%	1.89%	2.06%	2.24%	1.67%
Impact from Credit Card Securitizations	22.84%	17.02%	13.96%	10.27%	—	—
Net Credit Margin as a % of Avg. Loans	27.66%	18.88%	15.85%	12.33%	2.24%	1.67%

Managed Loans 90+ Days Past Due - as disclosed	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—
Loans 90+ Days Past Due	$299	$257	$250	$250	$2,304	$2,130

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%
Impact from Credit Card Securitizations	(0.44)%	(0.63)%	(0.64)%	(0.65)%	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.38%	2.21%	1.95%	2.17%	2.97%	2.76%

Managed Loans 30-89 Days Past Due - as disclosed	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—
Loans 30-89 Days Past Due	$296	$240	$255	$268	$2,145	$1,828

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%
Impact from Credit Card Securitizations	(0.50)%	(0.37)%	(0.62)%	(0.26)%	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	2.36%	2.06%	1.99%	2.33%	2.76%	2.37%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS - PAGE 3
(In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q
	2009	2009	2009	2009	2010	2010
For Page 28 - Citi Holdings — Local Consumer Lending (page 2):
North America - Retail Partner Cards Key Indicators

EOP Managed Loans - as disclosed	$64.0	$63.3	$61.1	$60.6	$54.5	$50.2
Impact from Credit Card Securitizations	(39.1)	(39.3)	(37.9)	(40.4)	—	—
EOP Loans	$24.9	$24.0	$23.2	$20.2	$54.5	$50.2

Managed Average Yield - as disclosed	16.85%	17.81%	17.80%	17.87%	18.27%	18.31%
Impact from Credit Card Securitizations	0.17%	2.23%	3.46%	1.95%	—	—
Average Yield	17.02%	20.04%	21.26%	19.82%	18.27%	18.31%

Managed Net Interest Revenue - as disclosed	$2,277	$2,271	$2,337	$2,234	$2,044	$1,989
Impact from Credit Card Securitizations	(1,393)	(1,455)	(1,431)	(1,420)	—	—
Net Interest Revenue	$884	$816	$906	$814	$2,044	$1,989

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.93%	14.34%	14.88%	14.58%	14.52%	15.02%
Impact from Credit Card Securitizations	(2.02)%	(1.20)%	(0.45)%	(1.40)%	—	—
Net Interest Revenue as a % of Avg. Loans	11.91%	13.14%	14.43%	13.18%	14.52%	15.02%

Managed Net Credit Losses — as disclosed	$1,958	$2,150	$2,004	$1,963	$1,932	$1,775
Impact from Credit Card Securitizations	(1,057)	(1,278)	(1,137)	(1,118)	—	—
Net Credit Losses	$901	$872	$867	$845	$1,932	$1,775

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	11.98%	13.58%	12.76%	12.81%	13.72%	13.41%
Impact from Credit Card Securitizations	0.16%	0.46%	1.05%	0.87%	—	—
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	13.72%	13.41%

Managed Net Credit Margin - as disclosed	$507	$90	$362	$427	$254	$318
Impact from Credit Card Securitizations	90	(210)	186	386	—	—
Net Credit Margin	$597	$(120)	$548	$813	$254	$318

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	3.10%	0.57%	2.31%	2.79%	1.80%	2.40%
Impact from Credit Card Securitizations	4.95%	(2.43)%	6.42%	10.37%	—	—
Net Credit Margin as a % of Avg. Loans	8.05%	(1.86)%	8.73%	13.16%	1.80%	2.40%

Managed Loans 90+ Days Past Due - as disclosed	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004
Impact from Credit Card Securitizations	(1,664)	(1,515)	(1,536)	(1,670)	—	—
Loans 90+ Days Past Due	$1,127	$1,075	$1,051	$1,011	$2,385	$2,004

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%
Impact from Credit Card Securitizations	0.17%	0.38%	0.31%	0.58%	—	—
Loans 90+ Days Past Due as a % of EOP Loans	4.53%	4.47%	4.54%	5.00%	4.38%	3.99%

Managed Loans 30-89 Days Past Due - as disclosed	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150
Impact from Credit Card Securitizations	(1,625)	(1,623)	(1,732)	(1,642)	—	—
Loans 30-89 Days Past Due	$1,201	$1,126	$1,179	$1,032	$2,374	$2,150

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%
Impact from Credit Card Securitizations	0.41%	0.35%	0.33%	0.69%	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	4.83%	4.69%	5.09%	5.10%	4.36%	4.28%

CITIGROUP
NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS - PAGE 4
(In millions of dollars)

Tangible common equity (TCE), as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes. TCE and the TCE Ratio are non-GAAP financial measures.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE follows:

	1Q	2Q	3Q	4Q	1Q	2Q
	2009	2009	2009	2009	2010	2010
Tangible Book Value Per Share (page 1):
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494
Less:
Goodwill - as reported	26,410	25,578	25,423	25,392	25,662	25,201
Intangible Assets (Other than MSRs) - as reported	13,612	10,098	8,957	8,714	8,277	7,868
Goodwill and Intangible Assets — recorded as Assets of Discontinued Operations Held For Sale	—	3,618	3,856	—	—	—
Goodwill and Intangible Assets — recorded as Assets Held for Sale	—	—	1,377	—	45	66

Net Deferred Taxes - Related to Goodwill and Intangible Assets	(1,254)	(1,296)	(1,381)	68	65	62
Tangible Common Equity	$30,920	$40,003	$102,298	$118,214	$117,060	$121,297
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2	28,975.4
Tangible Book Value Per Share	$5.61	$7.26	$4.47	$4.15	$4.09	$4.19

Reclassified to conform to the current period’s presentation.